UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2010 – July 31, 2010

Item 1: Reports to Shareholders

Vanguard Energy Fund
Semiannual Report

July 31, 2010

> Vanguard Energy Fund returned about –2% for the six months ended July 31, 2010.

> The Energy Fund’s return trailed that of its spliced benchmark index, but only slightly lagged the average return of its peer-group funds.

> The fund’s holdings of integrated oil and gas firms, as well as exploration and production companies, were responsible for its substandard performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangements.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended July 31, 2010
Total
Returns
Vanguard Energy Fund
Investor Shares	-2.03%
Admiral™ Shares	-1.99
Spliced Energy Index	-0.40
Global Natural Resources Funds Average	-1.72
Spliced Energy Index: S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.
Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
January 31, 2010, Through July 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$57.17	$55.63	$0.000	$0.402
Admiral Shares	107.34	104.49	0.000	0.754

Chairman’s Letter

Dear Shareholder,

Vanguard Energy Fund returned about –2% for the fiscal half-year ended July 31. The fund trailed its index benchmark, but was only a step behind the average return of global natural resources peer funds.

The Energy Fund’s performance for the six-month period was largely influenced by poor results from integrated oil and gas companies and from exploration and production firms. Not surprisingly, the British oil giant BP and its massive oil spill in the Gulf of Mexico weighed heavily on the fund’s performance.

Please note that on June 1, the Energy Fund’s primary benchmark changed from the Standard & Poor’s Energy Sector Index to the MSCI All Country World Energy Index. The fund’s trustees believe the new benchmark, which includes companies domiciled outside the United States, is more consistent with the fund’s investment objective and strategies. The “Spliced Energy Index” shown on page 1 and elsewhere in this report combines the old and new benchmarks for performance-comparison purposes.

Stock markets moved higher, but the journey was tense
Global stock markets emerged from a turbulent six-month stretch with respectable single-digit gains. Prices rallied in early spring, buoyed by rapid growth in corporate earnings, but fell sharply in May and June as Europe’s sovereign debt crisis took center stage.

Signs that the U.S. economic recovery might be sputtering also dampened investor spirits. By the end of the half-year, however, stock markets had recouped the previous months’ losses as corporate bellwethers continued to report strong profits, and investors’ moods brightened.

For the full period, the U.S. stock market returned more than 4%. Smaller-company stocks, which are less exposed to global turmoil than large-cap multinationals, returned about 9%. International stocks finished the period with a modestly positive return, as strong performance from emerging markets compensated for weaker returns in Europe.

High-quality bonds rallied amid the search for safety
Turmoil in the stock markets and mixed economic signals drove bond prices higher, and yields lower, as investors sought safety in high-quality government and corporate bonds. At the start of the period, the yield of the benchmark 10-year U.S. Treasury note stood at 3.61%. By the end, it had dipped to 2.91%, and rates on home-mortgage loans were at their lowest levels since the 1950s.

Rising bond prices led to strong six-month returns in both the taxable and municipal bond markets. The returns from money market instruments, by contrast, remained vanishingly small. Yields have hovered near

Market Barometer

			Total Returns
		Periods Ended July 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.84%	14.51%	0.02%
Russell 2000 Index (Small-caps)	8.79	18.43	0.47
Dow Jones U.S. Total Stock Market Index	4.48	15.36	0.45
MSCI All Country World Index ex USA (International)	2.26	10.12	4.89

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.85%	8.91%	5.96%
Barclays Capital Municipal Bond Index	4.06	9.15	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.12	2.58

CPI
Consumer Price Index	0.61%	1.24%	2.21%

0% since late 2008, when the Federal Reserve Board set its target for short-term interest rates between 0% and 0.25%.

BP’s troubles in the Gulf hurt the fund’s results
Vanguard Energy Fund began the fiscal half-year on solid footing, plummeted in May and June, and sprang most of the way back in July. The fund was lifted in part by more stable global financial markets and an 8% rise in crude oil prices, as measured by the price of West Texas Intermediate crude.

However, a better-than-expected July could not overcome the earlier weakness among oil and gas companies, which dragged the fund’s overall return for the six months into negative territory.

The second calendar quarter was marked by disappointing economic and industry news. In April, the massive explosion at the Deepwater Horizon oil rig leased by BP in the Gulf of Mexico resulted in the worst environmental disaster of its kind in U.S. history. The steep decline in BP’s stock (about –30%) following the incident cut more than one percentage point from the fund’s total return for the six months.

The Energy Fund’s large stake in BP (about 4% of assets, on average) also hampered its results in comparative terms, as its former benchmark index did not include non-U.S. stocks such as BP. Relative to the Spliced Energy Index, which combines the old and new benchmarks, the fund benefited from having less exposure, on average, to Anadarko Petroleum (–23%), a

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.38%	0.31%	1.52%

The fund expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.29% for Admiral Shares. The peer-group expense ratio is  derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Global Natural Resources Funds.

partial owner of the Macondo site where the oil rig is located, and Transocean (–46%), owner of the Deepwater Horizon rig.

The aftermath of BP’s problems in the Gulf, including the possibility of stricter government regulation and a temporary ban on offshore drilling, had ripple effects on the energy sector. But by the end of the period, a general rise in global stock markets and BP’s belated success in controlling its oil gusher helped mitigate some of the declines of big-name oil stocks. Although Exxon Mobil, the fund’s largest holding, ended with a negative return (–6%), some other holdings, including Chevron (+8%) and ConocoPhillips (+19%), performed strongly.

The fund’s selections among natural gas companies helped its performance relative to the spliced index, particularly in the second quarter, when many oil company stocks fell. Although natural gas prices dropped by 8.5% over the six months, according to the Henry Hub (a pricing point for natural gas futures contracts), several companies in this subsector performed well, including EOG Resources (+8%) and Encana (+1%).

Diversification is important amid unpredictable markets
The stock market’s plunge in the spring and rebound in July took many investors by surprise.

Yet the unpredictable movements of the stock market should not shock you, nor should they necessarily affect your investment strategy.

The markets are never truly predictable. That is why, regardless of market conditions, we suggest you develop a portfolio that is consistent with your long-term goals, time horizon, and tolerance for the markets’ unavoidable peaks and valleys. Vanguard encourages investors to maintain a balanced portfolio of low-cost stock, bond, and short-term investments.

While it is impossible to completely shield yourself from gyrations in the market, you can cushion your assets from the brunt of such wild market swings by diversifying your portfolio among, and within, different asset classes. Vanguard Energy Fund, with its low-cost exposure to energy stocks, can play an important supporting role in such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 11, 2010

Advisors’ Report

The Investor Shares of Vanguard Energy Fund returned –2.03% and the Admiral Shares –1.99% for the fiscal half-year ended July 31, 2010. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets they manage, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the six months and of how their portfolio positioning reflects this assessment. These reports were prepared on August 17, 2010.

Wellington Management Company, LLP

Portfolio Manager:
Karl E. Bandtel, Senior Vice President

As concerns about the global economic outlook subsided, crude oil prices rose to nearly $79 a barrel—more than 8% higher than at the beginning of the fiscal half-year. By contrast, natural gas prices ended the period at $4.81 per million BTUs, a decline of 8% for the six-month period.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	96	10,234	Emphasizes long-term total-return opportunities from
Company, LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Quantitative Equity	3	285	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies relative to their
			peers.
Cash Investments	1	124	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

Angst and uncertainty proved a headwind to some industries within the energy universe. Notably, the energy equipment and services subsector was pressured by concerns about liabilities and drilling policy changes resulting from the Deepwater Horizon oil spill in the Gulf of Mexico. On the other hand, the refining and marketing industry performed better than the energy sector as a whole, as did the transmission and distribution industry.

Top contributors to performance included ConocoPhillips, Baker Hughes, and EOG Resources. EOG shares gained after the company announced promising opportunities for onshore oil development in North America. Detractors for the period included BP, Cabot Oil & Gas, and Exxon Mobil. BP shares skidded lower following the Deepwater Horizon oil spill. The market appears to be overly pessimistic about the likely outcome from that calamity. We trimmed our position in BP soon after the accident occurred, and have subsequently added to our holdings. Exxon Mobil shares fell on concerns regarding potential dilution from its acquisition of XTO Energy.

We opened new positions in Repsol, Statoil, and Inpex, and added to our existing positions in Anadarko Petroleum and Devon Energy, as well as BP. We eliminated holdings in Forest Oil and Williams and reduced our position in Weatherford International. All three stocks had performed strongly, and we found other opportunities in which to invest.

We continue to believe that the direction of oil and natural gas prices will be driven largely by underlying supply concerns, including geologic and political issues. We expect high volatility and uncertainty to continue. Our investment process remains steady, with an emphasis on high-quality management and long-lived resources at reasonable valuations.

Vanguard Quantitative Equity Group

Portfolio Manager:
James D. Troyer, CFA, Principal

The first three months of the fiscal half-year began with energy stocks performing strongly, rising 8% before dropping during the rest of the period. Continuing a theme from last year, stocks in emerging markets outperformed developed-market stocks.

Our investment process identifies individual stocks that we believe are overvalued or undervalued relative to their peers in the energy sector. We use a model with three major components to select these stocks. Each component has several elements. The first component is valuation, for which our model analyzes various earnings, cash flow, and dividend payouts for each stock. Second, the earnings quality component predicts the persistence of earnings by analyzing company financial statements. Finally, the third component is market sentiment, which evaluates signals derived from market participants. These are characteristics such as the stock price movements that follow a company’s earnings announcements.

Because our model is designed to select individual stocks, we do not try to add value in the portfolio by choosing countries or currencies to favor. The resulting portfolio has a lower P/E multiple than the benchmark index with roughly the same return on equity and slightly higher growth characteristics. We believe this is an attractive combination of attributes for long-term investors.

For the period, our model was successful in selecting stocks. Our market sentiment component performed best, followed by valuation and then earnings quality. Our best-performing holdings were Cimarex Energy, Polski Koncern Naftowy, and GS Holdings. The oil spill in the Gulf of Mexico, an event that financial models could not have predicted, led to significant stock declines for BP and Transocean. Their combined performance had a small negative effect on our portion of the fund.

Energy Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.38%	0.31%
30-Day SEC Yield	2.02%	2.08%

Portfolio Characteristics
			DJ
		MSCI	U.S. Total
		ACWI	Market
	Fund	Energy	Index
Number of Stocks	119	160	4,101
Median Market Cap	$37.4B	$64.8B	$27.0B
Price/Earnings Ratio	13.6x	13.0x	17.4x
Price/Book Ratio	1.7x	1.7x	2.0x
Return on Equity	25.0%	23.6%	19.0%
Earnings Growth Rate	3.2%	6.7%	6.7%
Dividend Yield	1.9%	2.8%	1.9%
Foreign Holdings	37.6%	57.1%	0.0%
Turnover Rate
(Annualized)	33%	—	—
Short-Term Reserves	2.6%	—	—

Volatility Measures
		DJ
	Spliced	U.S. Total
	Energy	Market
	Index	Index
R-Squared	0.91	0.60
Beta	1.13	1.06

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	7.0%
Chevron Corp.	Integrated Oil &
	Gas	5.1
Occidental Petroleum	Integrated Oil &
Corp.	Gas	4.4
BP PLC	Integrated Oil &
	Gas	3.4
EOG Resources Inc.	Oil & Gas
	Exploration &
	Production	3.4
Halliburton Co.	Oil & Gas
	Equipment &
	Services	3.3
Baker Hughes Inc.	Oil & Gas
	Equipment &
	Services	3.2
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	3.2
ConocoPhillips	Integrated Oil &
	Gas	2.9
BG Group PLC	Integrated Oil &
	Gas	2.6
Top Ten		38.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.35% for Investor Shares and 0.29% for Admiral Shares.

Energy Fund

Market Diversification (% of equity exposure)
Europe
United Kingdom	9.1%
France	2.5
Italy	1.7
Spain	1.5
Norway	1.3
Other	0.8
Subtotal	16.9%
Pacific
Australia	2.1%
Japan	1.0
Subtotal	3.1%
Emerging Markets
Brazil	2.3%
Russia	2.3
China	2.2
India	1.0
Other	0.1
Subtotal	7.9%
North America
United States	61.7%
Canada	10.4
Subtotal	72.1%

Subindustry Diversification (% of equity exposure)
		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	4.4%	3.1%
Industrials	0.1	0.0
Integrated Oil & Gas	53.0	60.7
Materials	2.1	0.0
Oil & Gas Drilling	0.9	2.1
Oil & Gas Equipment &
Services	12.1	8.8
Oil & Gas Exploration &
Production	22.7	18.6
Oil & Gas Refining &
Marketing	2.1	3.5
Oil & Gas Storage &
Transportation	0.1	3.2
Utilities	2.0	0.0
Other	0.5	0.0

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010

Spliced Energy Index: S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	3.36%	5.53%	12.48%
Admiral Shares	11/12/2001	3.43	5.60	13.64[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Energy Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.2%)[1]
United States (59.6%)
Electric Utilities (0.5%)
	Exelon Corp.	1,257,700	52,610

Energy Equipment & Services (11.8%)
	Halliburton Co.	11,670,232	348,707
	Baker Hughes Inc.	7,142,800	344,783
	Schlumberger Ltd.	5,630,764	335,931
*	Weatherford
	International Ltd.	5,848,600	94,747
*	SEACOR Holdings Inc.	933,908	77,346
	National Oilwell Varco Inc.	1,189,776	46,592
	Helmerich & Payne Inc.	46,500	1,885
*	Rowan Cos. Inc.	71,600	1,809
*	Transocean Ltd.	32,406	1,497
			1,253,297
Exchange-Traded Fund (0.5%)
^,2	Vanguard Energy ETF	663,000	52,171

Gas Utilities (1.4%)
	EQT Corp.	3,714,800	136,259
	Questar Corp.	895,018	14,723
			150,982
Oil, Gas & Consumable Fuels (45.4%)
	Coal & Consumable Fuels (3.7%)
	Consol Energy Inc.	5,866,700	219,884
	Peabody Energy Corp.	3,794,000	171,299

	Integrated Oil & Gas (23.6%)
	Exxon Mobil Corp.	12,397,019	739,854
	Chevron Corp.	7,143,235	544,386
	Occidental
	Petroleum Corp.	5,988,401	466,676
	ConocoPhillips	5,550,409	306,494
	Marathon Oil Corp.	7,782,091	260,311
	Hess Corp.	3,668,489	196,594

			Market
			Value
		Shares	($000)
	Oil & Gas Exploration & Production (17.1%)
	EOG Resources Inc.	3,685,336	359,320
	Noble Energy Inc.	3,601,600	241,523
3	Cabot Oil & Gas Corp.	6,728,131	205,006
	Devon Energy Corp.	3,223,807	201,456
	Anadarko Petroleum Corp. 3,756,060		184,648
*	Denbury Resources Inc.	8,785,444	139,161
*	Ultra Petroleum Corp.	2,429,636	102,944
	Chesapeake Energy Corp.	4,211,437	88,567
	Range Resources Corp.	1,855,000	68,858
*	Newfield Exploration Co.	1,190,003	63,618
*	Southwestern Energy Co.	1,513,300	55,160
*	QEP Resources Inc.	895,018	30,806
*	Quicksilver Resources Inc. 2,336,973		29,422
*	Plains Exploration &
	Production Co.	1,202,119	27,108
*	SandRidge Energy Inc.	3,024,400	17,844
	Apache Corp.	53,070	5,072

	Oil & Gas Refining & Marketing (1.0%)
	Valero Energy Corp.	5,986,742	101,715
	Sunoco Inc.	18,900	674

	Oil & Gas Storage & Transportation (0.0%)
	Williams Cos. Inc.	137,500	2,669
	El Paso Corp.	201,400	2,481
	Spectra Energy Corp.	1,200	25
			4,833,575
Total United States			6,342,635
International (37.6%)
Australia (2.1%)
^	BHP Billiton Ltd. ADR	3,060,000	221,024
	Woodside Petroleum Ltd.	20,644	779
			221,803
Austria (0.8%)
	OMV AG	2,488,530	83,207

Energy Fund

		Market
		Value
	Shares	($000)
Brazil (2.3%)
Petroleo Brasileiro
SA ADR	6,412,800	233,426
Petroleo Brasileiro SA
Prior Pfd.	310,820	4,927
Petroleo Brasileiro SA	219,342	3,982
Petroleo Brasileiro SA
ADR Type A	23,450	747
		243,082
Canada (10.1%)
Suncor Energy Inc.	8,177,112	269,436
Canadian Natural
Resources Ltd.	6,550,518	225,469
Cenovus Energy Inc.	5,289,700	149,170
Husky Energy Inc.	4,765,900	117,102
Encana Corp.	3,011,200	91,932
Imperial Oil Ltd.	1,540,977	60,036
Cameco Corp.	2,347,800	59,845
^ Penn West Energy Trust	2,482,121	48,128
Canadian Oil Sands Trust	1,599,575	42,069
Suncor Energy Inc.	125,184	4,127
Encana Corp.	128,139	3,917
Cenovus Energy Inc.	131,439	3,701
Canadian Natural
Resources Ltd.	81,478	2,806
TransCanada Corp.	33,196	1,173
Enbridge Inc.	9,000	438
Talisman Energy Inc.	24,173	413
		1,079,762
China (2.2%)
PetroChina Co. Ltd. ADR	1,918,700	219,634
CNOOC Ltd.	2,797,717	4,715
China Petroleum &
Chemical Corp.	3,506,000	2,829
Yanzhou Coal
Mining Co. Ltd.	898,000	1,937
PetroChina Co. Ltd.	1,024,000	1,171
China Oilfield Services Ltd.	708,000	933
		231,219
Finland (0.0%)
Neste Oil Oyj	102,567	1,513

France (2.4%)
Total SA ADR	4,801,300	243,090
Total SA	262,442	13,248
Technip SA	33,395	2,223
		258,561
Hungary (0.0%)
* MOL Hungarian
Oil and Gas PLC	21,198	1,906

India (1.0%)
Reliance Industries Ltd.	4,719,974	102,875

		Market
		Value
	Shares	($000)
Oil & Natural
Gas Corp. Ltd.	76,693	2,055
Bharat Petroleum Corp. Ltd.	112,984	1,562
		106,492
Indonesia (0.0%)
Adaro Energy Tbk PT	7,842,000	1,759
Indo Tambangraya
Megah PT	372,000	1,561
		3,320
Italy (1.7%)
ENI SPA ADR	4,166,750	170,462
ENI SPA	361,907	7,395
Tenaris SA	125,252	2,502
Saipem SPA	6,630	238
		180,597
Japan (1.0%)
^ Inpex Corp.	21,436	104,862
* JX Holdings Inc.	517,500	2,803
		107,665
Malaysia (0.0%)
Petronas Dagangan Bhd.	419,000	1,354

Norway (1.3%)
Statoil ASA ADR	6,146,300	124,954
Statoil ASA	191,560	3,875
Seadrill Ltd.	100,150	2,315
Aker Solutions ASA	129,973	1,682
		132,826
Poland (0.0%)
* Polski Koncern
Naftowy Orlen	156,378	1,990
* Grupa Lotos SA	97,133	1,023
		3,013
Russia (2.2%)
Gazprom OAO ADR	7,466,206	161,329
Rosneft Oil Co. GDR	9,625,796	64,365
Lukoil OAO ADR	79,913	4,562
Tatneft ADR	76,091	2,353
Surgutneftegas OJSC ADR	156,190	1,585
Surgutneftegas OJSC
Prior Pfd.	2,392,936	1,091
Gazprom OAO	124,674	667
		235,952
South Africa (0.0%)
Sasol Ltd.	22,805	904

South Korea (0.0%)
GS Holdings	50,420	1,766

Spain (1.5%)
Repsol YPF SA ADR	6,469,900	153,013
Repsol YPF SA	149,761	3,531
		156,544

Energy Fund

		Market
		Value
	Shares	($000)
Thailand (0.1%)
PTT PCL (Foreign)	292,100	2,305
Banpu PCL	99,700	1,932
PTT Aromatics &
Refining PCL (Foreign)	1,913,700	1,386
IRPC PCL (Foreign)	1,628,600	196
		5,819
Turkey (0.0%)
Tupras Turkiye
Petrol Rafine	84,298	1,918

United Kingdom (8.9%)
BP PLC ADR	8,992,100	345,926
BG Group PLC	17,489,102	280,474
Royal Dutch Shell
PLC ADR	3,486,200	193,205
Ensco PLC ADR	1,971,900	82,445
BP PLC	2,266,380	14,494
Royal Dutch
Shell PLC Class A	325,010	8,951
Royal Dutch
Shell PLC Class B	325,712	8,605
* Hansen Transmissions
International NV	6,645,381	7,104
Royal Dutch
Shell PLC Class A
(Amsterdam Shares)	93,699	2,584
Tullow Oil PLC	16,160	312
		944,100
Total International		4,003,323
Total Common Stocks
(Cost $7,548,476)		10,345,958
Temporary Cash Investments (4.2%)[1]
Money Market Fund (1.5%)
4,5 Vanguard Market
Liquidity Fund, 0.297%	153,381,718	153,382

		Face	Market
		Amount	Value
		($000)	($000)
Repurchase Agreement (2.5%)
	Deutsche Bank
	Securities, Inc. 0.210%,
	8/2/10 (Dated 7/30/10,
	Repurchase Value
	$268,805,000, collateralized
	by Government National
	Mortgage Assn.
	5.000%, 6/20/40–7/20/40)	268,800	268,800

U.S. Government and Agency Obligations (0.2%)
6,7	Fannie Mae Discount
	Notes, 0.300%, 9/8/10	2,000	2,000
6,7	Freddie Mac Discount
	Notes, 0.320%, 9/7/10	15,390	15,387
6,7	Freddie Mac Discount
	Notes, 0.245%, 9/21/10	500	500
6,7	Freddie Mac Discount
	Notes, 0.361%, 12/16/10	2,500	2,498
			20,385
Total Temporary Cash Investments
(Cost $442,563)			442,567
Total Investments (101.4%)
(Cost $7,991,039)			10,788,525
Other Assets and Liabilities (-1.4%)
Other Assets			25,724
Liabilities[5]			(171,352)
			(145,628)
Net Assets (100%)			10,642,897

Energy Fund

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	7,624,429
Undistributed Net Investment Income	83,554
Accumulated Net Realized Gains	134,985
Unrealized Appreciation (Depreciation)
Investment Securities	2,797,486
Futures Contracts	2,447
Foreign Currencies	(4)
Net Assets	10,642,897

Investor Shares—Net Assets
Applicable to 112,117,063 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,237,331
Net Asset Value Per Share—
Investor Shares	$55.63

Admiral Shares—Net Assets
Applicable to 42,164,284 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,405,566
Net Asset Value Per Share—
Admiral Shares	$104.49

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $95,160,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of futures contracts. After giving effect to futures investments, the fund’s effective positions in common stock and temporary cash investments represent 97.9% and 3.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $98,670,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $20,385,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Dividends[1,2]	117,066
Interest[2]	424
Security Lending	3,103
Total Income	120,593
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,880
Performance Adjustment	634
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,395
Management and Administrative—Admiral Shares	2,399
Marketing and Distribution—Investor Shares	774
Marketing and Distribution—Admiral Shares	503
Custodian Fees	303
Shareholders’ Reports—Investor Shares	37
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	9
Total Expenses	17,940
Expenses Paid Indirectly	(65)
Net Expenses	17,875
Net Investment Income	102,718
Realized Net Gain (Loss)
Investment Securities Sold[2]	147,558
Futures Contracts	(1,038)
Foreign Currencies	(263)
Realized Net Gain (Loss)	146,257
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(495,425)
Futures Contracts	13,599
Foreign Currencies	(22)
Change in Unrealized Appreciation (Depreciation)	(481,848)
Net Increase (Decrease) in Net Assets Resulting from Operations	(232,873)

1 Dividends are net of foreign withholding taxes of $7,658,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $344,000, $160,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	102,718	171,663
Realized Net Gain (Loss)	146,257	222,696
Change in Unrealized Appreciation (Depreciation)	(481,848)	2,364,619
Net Increase (Decrease) in Net Assets Resulting from Operations	(232,873)	2,758,978
Distributions
Net Investment Income
Investor Shares	—	(105,714)
Admiral Shares	—	(74,777)
Realized Capital Gain[1]
Investor Shares	(45,868)	—
Admiral Shares	(31,704)	—
Total Distributions	(77,572)	(180,491)
Capital Share Transactions
Investor Shares	(113,794)	565,224
Admiral Shares	92,471	508,755
Net Increase (Decrease) from Capital Share Transactions	(21,323)	1,073,979
Total Increase (Decrease)	(331,768)	3,652,466
Net Assets
Beginning of Period	10,974,665	7,322,199
End of Period[2]	10,642,897	10,974,665

1 Includes fiscal 2011 short-term gain distributions totaling $15,050,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $83,554,000 and ($18,896,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$57.17	$42.62	$73.93	$63.55	$64.50	$40.85
Investment Operations
Net Investment Income	.529	.910	1.276[1]	1.226	1.112	.813
Net Realized and Unrealized Gain
(Loss) on Investments	(1.667)	14.591	(28.853)	14.639	.405	24.606
Total from Investment Operations	(1.138)	15.501	(27.577)	15.865	1.517	25.419
Distributions
Dividends from Net Investment Income	—	(.951)	(1.264)	(1.177)	(1.020)	(.740)
Distributions from Realized Capital Gains	(.402)	—	(2.469)	(4.308)	(1.447)	(1.029)
Total Distributions	(.402)	(.951)	(3.733)	(5.485)	(2.467)	(1.769)
Net Asset Value, End of Period	$55.63	$57.17	$42.62	$73.93	$63.55	$64.50

Total Return[2]	-2.03%	36.28%	-38.51%	25.02%	2.24%	62.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,237	$6,536	$4,434	$7,919	$6,479	$6,733
Ratio of Total Expenses to Average
Net Assets	0.35%[3,4]	0.38%[3]	0.28%[3]	0.25%	0.25%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.85%[4]	1.73%	1.84%	1.67%	1.71%	1.57%
Portfolio Turnover Rate[5]	33%[4]	27%	21%	22%	22%	10%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01% for fiscal 2011, 0.03% for fiscal 2010, and 0.01% for fiscal 2009.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$107.34	$80.02	$138.86	$119.35	$121.13	$76.71
Investment Operations
Net Investment Income	1.028	1.780	2.480[1]	2.418	2.180	1.561
Net Realized and Unrealized Gain (Loss)
on Investments	(3.124)	27.395	(54.203)	27.505	.757	46.217
Total from Investment Operations	(2.096)	29.175	(51.723)	29.923	2.937	47.778
Distributions
Dividends from Net Investment Income	—	(1.855)	(2.480)	(2.322)	(2.000)	(1.425)
Distributions from Realized Capital Gains	(.754)	—	(4.637)	(8.091)	(2.717)	(1.933)
Total Distributions	(.754)	(1.855)	(7.117)	(10.413)	(4.717)	(3.358)
Net Asset Value, End of Period	$104.49	$107.34	$80.02	$138.86	$119.35	$121.13

Total Return[2]	-1.99%	36.37%	-38.46%	25.13%	2.32%	63.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,406	$4,439	$2,889	$5,214	$3,612	$3,088
Ratio of Total Expenses to
Average Net Assets	0.29%[3,4]	0.31%[3]	0.21%[3]	0.17%	0.18%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.91%[4]	1.80%	1.91%	1.75%	1.78%	1.63%
Portfolio Turnover Rate[5]	33%[4]	27%	21%	22%	22%	10%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01% for fiscal 2011, 0.03% for fiscal 2010, and 0.01% for fiscal 2009.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Energy Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index composed of the S&P Citigroup BMI World Energy Index and the S&P 500 Energy Equal Weighted Blend Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $149,000 for the six months ended July 31, 2010.

For the six months ended July 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $634,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $1,933,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.77% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Energy Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended July 31, 2010, these arrangements reduced the fund’s expenses by $65,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	6,342,635	—	—
Common Stocks—International	3,076,596	926,727	—
Temporary Cash Investments	153,382	289,185	—
Futures Contracts—Assets[1]	104	—	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	9,572,710	1,215,912	—
1 Represents variation margin on the last day of the reporting period.

F. At July 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2010	156	42,834	1,692
E-mini S&P 500 Index	September 2010	543	29,819	755

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse

Energy Fund

at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2010, the fund realized net foreign currency losses of $263,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2010, the cost of investment securities for tax purposes was $7,991,039,000. Net unrealized appreciation of investment securities for tax purposes was $2,797,486,000, consisting of unrealized gains of $3,259,761,000 on securities that had risen in value since their purchase and $462,275,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended July 31, 2010, the fund purchased $2,065,281,000 of investment securities and sold $1,726,594,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2010	January 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	489,106	8,442	1,489,177	28,171
Issued in Lieu of Cash Distributions	44,178	749	101,349	1,698
Redeemed[1]	(647,078)	(11,398)	(1,025,302)	(19,560)
Net Increase (Decrease)—Investor Shares	(113,794)	(2,207)	565,224	10,309
Admiral Shares
Issued	445,094	4,114	1,126,454	11,663
Issued in Lieu of Cash Distributions	28,143	254	65,102	582
Redeemed[1]	(380,766)	(3,553)	(682,801)	(6,994)
Net Increase (Decrease)—Admiral Shares	92,471	815	508,755	5,251
1 Net of redemption fees for fiscal 2011 and 2010 of $1,526,000 and $3,460,000, respectively (fund totals).

Energy Fund

J. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Jan. 31, 2010		Proceeds from		July 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cabot Oil & Gas Corp.	N/A1	68,009	—	344	205,006
1 Not applicable—At January 31, 2010, the issuer was not an affiliated company of the fund.

K. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	1/31/2010	7/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$979.70	$1.72
Admiral Shares	1,000.00	980.08	1.42
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$1.76
Admiral Shares	1,000.00	1,023.36	1.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Energy Fund has renewed the fund’s investment advisory arrangements with The Vanguard Group, Inc., through its Quantitative Equity Group, and Wellington Management Company, LLP. The board also approved an amended investment advisory agreement with Wellington Management. Effective August 1, 2010, Wellington Management’s compensation benchmark, a composite index made up of 50% S&P Citigroup BMI World Energy Index/50% S&P 500 Energy Equal Weighted Blend Index, was replaced with the MSCI All Country World Energy Index. The board concluded that the new index is a more suitable index because it better reflects the fund’s global focus. This change will not affect the fund’s investment objective, policies, strategies, or risks. The board determined that the retention of the fund’s advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor.

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The investment team uses a bottom-up approach in which stocks are selected based on the advisor’s estimates of fundamental investment value. The advisor’s investment process emphasizes company fundamentals, management track record, and security valuation. The firm has advised the fund since the fund’s inception in 1984.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2005.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and that performance results have been in line with expectations. The fund’s performance has exceeded that of the fund’s benchmark and peer group over the last 3-, 5-, and 10-year periods, although it underperformed both the benchmark and peer group during the most recent 12-month period. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education of
of The Vanguard Group since 2008; Chief Executive	the University of Pennsylvania; Director of Carnegie
Officer and President of The Vanguard Group and of	Corporation of New York, Schuylkill River Development
each of the investment companies served by The	Corporation, and Greater Philadelphia Chamber of
Vanguard Group since 2008; Director of Vanguard	Commerce; Trustee of the National Constitution Center;
Marketing Corporation; Managing Director of The	Chair of the Presidential Commission for the Study of
Vanguard Group (1995–2008).	Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer since
Born 1948. Trustee Since January 2008. Principal	2006 (retired 2008) and Member of the Executive
Occupation(s) During the Past Five Years: Executive	Committee (retired 2008) of Johnson & Johnson
Chief Staff and Marketing Officer for North America	(pharmaceuticals/consumer products); Vice President
and Corporate Vice President (retired 2008) of Xerox	and Chief Information Officer of Johnson & Johnson
Corporation (document management products and	(1997–2005); Director of the University Medical Center
services); Director of SPX Corporation (multi-industry	at Princeton and Women’s Research and Education
manufacturing), the United Way of Rochester,	Institute; Member of the Advisory Board of the
Amerigroup Corporation (managed health care),	Maxwell School of Citizenship and Public Affairs
the University of Rochester Medical Center, and	at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory Council
Board of Managers of Delphi Automotive LLP	for the College of Arts and Letters at the University of
(automotive components).	Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the Federal	General Counsel of The Vanguard Group since 2005;
Reserve Bank of Cleveland; Trustee of The Cleveland	Secretary of The Vanguard Group and of each of the
Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	R. Gregory Barton	Michael S. Miller
Director of Corning Incorporated and Dow Corning;	Mortimer J. Buckley	James M. Norris
Trustee of the Corning Incorporated Foundation and	Kathleen C. Gubanich	Glenn W. Reed
the Corning Museum of Glass; Overseer of the	Paul A. Heller	George U. Sauter
Amos Tuck School of Business Administration at
Dartmouth College.
Chairman Emeritus and Senior Advisor
Executive Officers	John J. Brennan
Chairman, 1996–2009
Glenn Booraem	Chief Executive Officer and President, 1996–2008
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	Founder
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q512 092010

Vanguard Precious Metals
and Mining Fund Semiannual Report

July 31, 2010

> For the six months ended July 31, 2010, Vanguard Precious Metals and Mining Fund returned 7.10%.

> The fund significantly lagged the return of its benchmark and the average return of precious metal funds.

> Holdings in precious metals and minerals stocks, a subcategory that does not include gold, weighed most heavily on the fund’s performance for the half-year.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	20
Trustees Approve Advisory Agreement.	22
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended July 31, 2010
				Total
				Returns
Vanguard Precious Metals and Mining Fund				7.10%
S&P Custom Precious Metals and Mining Index				13.57
Precious Metal Funds Average				16.82
Precious Metal Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2010, Through July 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$18.74	$20.06	$0.011	$0.000

1

Chairman’s Letter

Dear Shareholder,

The broad U.S. stock market was up modestly for the six months ended July 31, amid mounting concerns about Europe’s sovereign debt crisis, slowing growth in China, and the sustainability of the global economic recovery. Most commodities prices also rose during the period.

For the fiscal half-year, Vanguard Precious Metals and Mining Fund returned 7.10%. Despite recording positive results for the period, the fund’s performance was disappointing compared with the results for its target index and its peer group.

The fund’s heavy exposure to platinum miners, along with its limited exposure to gold stocks, for most of the period, detracted from the fund’s results.

Stock markets moved higher but the journey was tense
Global stock markets emerged from a turbulent six-month stretch with respect- able single-digit gains. Prices rallied in early spring, buoyed by rapid growth in corporate earnings, but fell sharply in May and June as Europe’s sovereign debt crisis took center stage. Signs that the U.S. economic recovery might be sputtering also dampened investor spirits. By the end of the six-month period, however, stock markets had recouped the previous months’ losses as corporate bellwethers continued to report strong profits, and investors’ moods brightened.

2

For the full period, the U.S. stock market returned more than 4%. Smaller-company stocks, which are less exposed to global turmoil than are large-cap multinationals, returned about 9%. International stocks finished the period with a modestly positive return, as strong performance from emerging markets compensated for weaker returns in Europe.

High-quality bonds rallied amid the search for safety
Turmoil in the stock markets and mixed economic signals drove bond prices higher, and yields lower, as investors sought safety in high-quality government and corporate bonds. At the start of the period, the yield of the benchmark 10-year U.S. Treasury note stood at 3.61%. By the end of the period, it had dipped to 2.91%, and the rates on home-mortgage loans were at their lowest levels since the 1950s.

Rising bond prices led to strong six-month returns in both the taxable and municipal bond markets. The returns from money market instruments, by contrast, remained vanishingly small. Yields have hovered near 0% since late 2008, when the Federal Reserve Board set its target for short-term interest rates between 0% and 0.25%.

An overweighting to platinum limited the fund’s returns
Unlike its benchmark, the Standard and Poor’s Custom Precious Metals and Mining Index, which consists of about 300 stocks, the portfolio of Vanguard Precious Metals

Market Barometer

			Total Returns
		Periods Ended July 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.84%	14.51%	0.02%
Russell 2000 Index (Small-caps)	8.79	18.43	0.47
Dow Jones U.S. Total Stock Market Index	4.48	15.36	0.45
MSCI All Country World Index ex USA (International)	2.26	10.12	4.89

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.85%	8.91%	5.96%
Barclays Capital Municipal Bond Index	4.06	9.15	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.12	2.58

CPI
Consumer Price Index	0.61%	1.24%	2.21%

3

and Mining Fund is much more concentrated; it consisted of a little more than 40 stocks at the end of the period. Such concentration means that the fund can experience significant volatility if a single company or several companies held in the portfolio underperform.

During the six-month period, platinum-related stocks were among the fund’s worst performers. The demand for platinum, which is commonly used in automotive catalytic converters, weakened as global economic growth seemed to sputter. Compared with its index, the fund held a much larger position in platinum mining and distributing companies, and this detracted significantly from relative performance.

For most of the period, the fund also had a smaller investment in gold stocks compared with its benchmark. Gold mining companies performed well, thanks to high gold prices; gold is often considered a safe haven by investors, and gold stocks typically perform well in turbulent markets. Although the fund raised its stake in gold miners throughout the period, its average exposure to these companies was low, restraining relative returns.

Other holdings that significantly underperformed for the period included Eramet, one of the world’s largest refiners and producers of nickel and manganese, and Sims Metal Management, the world’s largest recycler of scrap metal.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.27%	1.43%
The fund expense ratio shown is from the prospectus dated May 28, 2010, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2010, the fund’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Precious Metal Funds.

4

Among the bright spots were the fund advisor’s decision to limit the portfolio’s exposure to some of the harder-hit industries, including aluminum and diversified metals and mining. Stocks in these industries suffered as prices fell for minerals, including zinc, aluminum, and copper, caused in part by waning demand from China.

The fund also benefited from strong stock selection in a few industries. Diamond miner and distributor Harry Winston Diamonds, gold miner Nevsun Resources, and mineral sands miner Iluka Resources all added significantly to fund performance.

Sector funds can help diversify your portfolio
Though the stock market’s plunge in the spring and rebound in July took many investors by surprise, unpredictable movements of the stock market are to be expected—and they shouldn’t necessarily affect your investment strategy.

While you can’t control what happens in the financial markets, you can control how you invest your money. For this reason, Vanguard encourages you to create a long-term investment plan that includes a mix of stocks, bonds, and short-term investments that is appropriate for your goals and risk tolerance. A well-diversified portfolio can offer some protection during a down market, while also providing an opportunity for long-term growth.

Vanguard Precious Metals and Mining Fund can help diversify your portfolio. While the fund provides exposure to regions around the world, its narrow scope—it invests solely within the precious metals and mining industry—is also its key risk. Returns may vary widely from year to year, so this fund should be considered a complement to an already well-diversified portfolio with a long-term time horizon.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 13, 2010

5

Advisor’s Report

For the six months ended July 31, 2010, Vanguard Precious Metals and Mining Fund returned 7.10%, underperforming the benchmark index, which returned 13.57%, and the 16.82% average return of peer funds.

The markets
Gold bullion demonstrated continued strength during the review period, rising from $1,105 per ounce to around $1,180 per ounce, before finishing the period slightly lower than the all-time high of $1,257 per ounce reached in June. Gold’s qualities as a perceived safe haven in times of economic uncertainty boosted investment-related demand for the metal, as concerns mounted about the sustain- ability of the nascent global economic recovery and whether fiscal actions taken by governments during the financial crisis could erode the value of certain global currencies. A number of the more industrially sensitive metals initially made gains, but then declined as anxiety grew over the level of Europe’s sovereign debts and the possibility of a slowdown in China, the world’s largest consumer of industrial metals.

The fund’s performance
Against this backdrop, fund performance during the period was hurt by several holdings that had been among the strongest performers in 2009. Demand for their products is closely aligned to the economic cycle. The largest detractor from performance, U.K.-listed platinum producer Lonmin, saw its share price decline on fears that automobile production, and therefore autocatalyst-driven demand for platinum, could suffer in the event of slower-than-expected global economic growth. Political uncertainty in South Africa, where the company’s mining operations are based, also had a negative impact.

Elsewhere, Australian metal recycler Sims Metal Management, French nickel and manganese producer Eramet, and Hong Kong-based commodities trading firm Noble Group were among fund holdings hurt by rising volatility in the economic environment. In spite of this, we believe that these companies continue to represent compelling investments for the fund, based on valuations, asset quality, and future growth prospects.

By contrast, strong contributions to performance came from the fund’s holdings in a number of gold producers, and we’ve been adding to those positions in recent months. Companies such as Nevsun Resources, Centerra Gold, and Anatolia Minerals—all Canadian-listed, but with mine assets as far afield as Eritrea (Nevsun), the Kyrgyz Republic (Centerra), and Turkey (Anatolia)—continued to progress well. These companies have benefited from a growing appreciation that the risks represented by their perceived riskier projects are diminishing as they approach the cash-generation stage of their development.

Looking beyond gold, Australian mineral sands producer Iluka Resources benefited from excellent earnings results, which highlighted improving profitability and robust demand growth for its products, whose main uses are in ceramics and

6

paints; Canadian-listed miner/retailer Harry Winston Diamond, meanwhile, profited from the strong rise in diamond prices.

Purchases and sales
We maintain a strong conviction that appetite for a broad range of metals and minerals will be supported in the medium-to-long term by the infrastructure develop- ment required to support urbanization and industrialization trends in a number of developing economies. During the period, we significantly increased the fund’s exposure to gold producers, through selected holdings that have demonstrated their focus on managing their mine assets efficiently, profitably, and in the interests of long-term shareholders. The most significant addition during the period was in large North American gold producer Newmont Mining, where management has given the business a much-improved attitude and is running its already world- class assets to generate superior long-term returns for shareholders.

Other significant additions included attractively valued Australian iron ore and coal producer Aquila Resources, returns-focused Australian copper and gold producer Oz Minerals, and the aforementioned Canadian-listed gold producers Anatolia Minerals and Nevsun Resources.

Turning to sales from the portfolio, probably the most notable was the substantial reduction in South African platinum producers Impala Platinum and Anglo Platinum, and also in U.K.-listed platinum processor Johnson Matthey.

The fund retains a significant exposure to platinum, premised on the supportive long-term supply/demand fundamentals for the metal, but following a strong rally during 2009, we decided to reduce the portfolio’s significant platinum weighting and to reinvest the proceeds in more attractive opportunities elsewhere. We closed our positions in some of the fund’s more economically sensitive holdings, including Australian diversified mining giant BHP Billiton, U.S. metal recycler Schnitzer Steel, and U.S. minerals processor Mineral Technologies, which had turned in strong performances after last year’s market lows.

Looking ahead
We remain convinced of the merits of sticking to long-term principles and focusing on industry and company fundamentals. In light of ongoing uncer-tainty about the economic outlook, we shall continue to invest in financially sound, well-managed companies with strategically important assets whose value is not properly appreciated by investors. It is of great importance to us that a company’s long-term growth prospects are balanced by an appreciation of the value of a profitable, shareholder-focused approach.

Portfolio Managers:

Graham E. French

Matthew Vaight, UKSIP

M&G Investment Management Ltd.

August 25, 2010

7

Precious Metals and Mining Fund

Fund Profile
As of July 31, 2010

Portfolio Characteristics
		S&P
		Precious	DJ
		Metals and	U.S. Total
		Mining	Market
	Fund	Index	Index
Number of Stocks	44	274	4,101
Median Market Cap	$3.3B	$27.0B	$27.0B
Price/Book Ratio	2.3x	2.4x	2.0x
Return on Equity	11.9%	18.7%	19.0%
Earnings Growth Rate	4.8%	14.6%	6.7%
Dividend Yield	0.9%	1.1%	1.9%
Foreign Holdings	82.6%	89.6%	0.0%
Turnover Rate
(Annualized)	48%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.27%	—	—
Short-Term Reserves	6.0%	—	—

Market Diversification (% of equity exposure)

Europe
United Kingdom			17.6%
France			11.6
Germany			3.9
Other			0.1
Subtotal			33.2%
Pacific
Australia			18.5%
Singapore			3.6
Subtotal			22.1%
Emerging Markets
South Africa			5.2%
Peru			1.7
Other			0.2
Subtotal			7.1%
North America
Canada			26.8%
United States			10.8
Subtotal			37.6%

Volatility Measures
	S&P
	Precious	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	Index
R-Squared	0.90	0.61
Beta	1.00	1.52
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Newmont Mining Corp.	Gold	7.1%
Lonmin PLC	Precious Metals &
	Minerals	6.6
Imerys SA	Construction
	Materials	6.1
Centerra Gold Inc.	Gold	5.9
Iluka Resources Ltd.	Diversified Metals
	& Mining	5.4
Eramet	Diversified Metals
	& Mining	4.9
Hochschild Mining PLC	Precious Metals &
	Minerals	4.5
K&S AG	Fertilizers &
	Agricultural
	Chemicals	3.6
Nevsun Resources Ltd.	Gold	3.6
Noble Group Ltd.	Trading Companies
	& Distributors	3.4
Top Ten		51.1%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated May 28, 2010, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratio was 0.27%.

8

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010

Spliced Precious Metals and Mining Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Custom Precious Metals and Mining Index thereafter.
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	26.26%	12.25%	19.30%

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

9

Precious Metals and Mining Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (93.9%)
Australia (17.4%)
*,1	Iluka Resources Ltd.	41,783,827	208,366
	Sims Metal
	Management Ltd.	7,600,000	122,377
*,1	Aquila Resources Ltd.	16,892,500	113,562
*	OZ Minerals Ltd.	66,000,000	73,797
*,1	St. Barbara Ltd.	245,024,246	66,871
1	Panoramic
	Resources Ltd.	19,700,000	43,926
*,1	Resolute Mining Ltd.	44,000,000	31,077
*,1	Apex Minerals NL	260,000,000	5,152
	Lihir Gold Ltd.	1,000,000	3,716
	BHP Billiton Ltd.	100,000	3,630
*	Zambezi Resources Ltd.	4,895,833	102
*	MIL Resources Ltd.	1,678,671	46
			672,622
Canada (25.2%)
*,1	Centerra Gold Inc.	18,000,000	227,090
*,1	Nevsun Resources Ltd.	38,500,000	138,189
1	Sherritt
	International Corp.	19,175,000	127,019
*,1	Harry Winston
	Diamond Corp.	9,750,000	120,826
*,1	SEMAFO Inc.	16,400,000	113,901
	Eldorado Gold Corp.	6,750,000	109,649
*,1	Anatolia Minerals
	Development Ltd.	13,800,000	74,097
	Franco-Nevada Corp.	2,150,000	65,522
			976,293
France (10.9%)
1	Imerys SA	4,056,000	235,475
	Eramet	680,000	187,977
			423,452
Germany (3.6%)
	K&S AG	2,640,000	140,557

			Market
			Value
		Shares	($000)
Indonesia (0.2%)
	International Nickel
	Indonesia Tbk PT	17,500,000	8,102

Ireland (0.1%)
*	Kenmare Resources PLC	13,627,035	2,830

Papua New Guinea (0.0%)
*	Bougainville Copper Ltd.	2,000,000	1,555

Peru (1.6%)
	Cia de Minas
	Buenaventura SA ADR	1,600,000	61,776

Singapore (3.4%)
	Noble Group Ltd.	108,180,353	131,694

South Africa (4.9%)
	Impala Platinum
	Holdings Ltd. ADR	4,200,000	112,728
	Northam Platinum Ltd.	11,200,000	67,663
	Anglo Platinum Ltd. ADR	100,000	9,574
			189,965
United Kingdom (16.5%)
*,1	Lonmin PLC	10,391,666	255,703
1	Hochschild Mining PLC	38,500,000	174,537
	Petropavlovsk PLC	7,500,000	118,753
	Johnson Matthey PLC	3,050,000	80,892
	Vedanta Resources PLC	100,000	3,828
	Eurasian Natural
	Resources Corp. PLC	200,000	2,842
*	Mwana Africa PLC	9,880,219	1,358
*	Gem Diamonds Ltd.	300,000	1,031
*	Gemfields PLC	3,333,333	250
			639,194

10

Precious Metals and Mining Fund

		Market
		Value
	Shares	($000)
United States (10.1%)
Newmont Mining Corp.	4,900,000	273,910
1 AMCOL
International Corp.	3,030,000	90,779
*,^ Minefinders Corp.	2,800,000	23,996
* Claude Resources Inc.	2,650,000	2,650
		391,335
Total Common Stocks
(Cost $3,362,192)		3,639,375
Precious Metals (0.1%)
* Platinum Bullion
(In Troy Ounces)	2,009	3,149
Total Precious Metals
(Cost $1,213)		3,149
Temporary Cash Investment (6.2%)
Money Market Fund (6.2%)
2,3 Vanguard Market
Liquidity Fund, 0.297%
(Cost $238,762)	238,762,281	238,762
Total Investments (100.2%)
(Cost $3,602,167)		3,881,286
Other Assets and Liabilities (-0.2%)
Other Assets		21,457
Liabilities[3]		(27,336)
		(5,879)
Net Assets (100%)
Applicable to 193,196,968 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,875,407
Net Asset Value Per Share		$20.06

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	3,881,286
Receivables for Investment
Securities Sold	15,884
Receivables for Capital Shares Issued	1,973
Other Assets	3,600
Total Assets	3,902,743
Liabilities
Security Lending Collateral
Payable to Brokers	4,658
Payables for Investment
Securities Purchased	12,661
Other Liabilities	10,017
Total Liabilities	27,336
Net Assets	3,875,407

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	3,666,333
Overdistributed Net Investment Income	(38,048)
Accumulated Net Realized Losses	(32,235)
Unrealized Appreciation (Depreciation)
Investment Securities	279,119
Foreign Currencies	238
Net Assets	3,875,407

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,435,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $4,658,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Precious Metals and Mining Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Dividends[1,2]	22,398
Interest[2]	202
Security Lending	1,052
Total Income	23,652
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,448
Performance Adjustment	(1,149)
The Vanguard Group—Note C
Management and Administrative	3,277
Marketing and Distribution	432
Custodian Fees	167
Shareholders’ Reports	40
Trustees’ Fees and Expenses	3
Total Expenses	5,218
Net Investment Income	18,434
Realized Net Gain (Loss)
Investment Securities Sold[2]	73,244
Foreign Currencies	(361)
Realized Net Gain (Loss)	72,883
Change in Unrealized Appreciation (Depreciation)
Investment Securities	154,141
Foreign Currencies	773
Change in Unrealized Appreciation (Depreciation)	154,914
Net Increase (Decrease) in Net Assets Resulting from Operations	246,231
1 Dividends are net of foreign withholding taxes of $1,428,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $12,339,000, $202,000, and ($93,699,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,434	17,349
Realized Net Gain (Loss)	72,883	(61,858)
Change in Unrealized Appreciation (Depreciation)	154,914	1,391,219
Net Increase (Decrease) in Net Assets Resulting from Operations	246,231	1,346,710
Distributions
Net Investment Income	(2,161)	(53,316)
Realized Capital Gain	—	—
Total Distributions	(2,161)	(53,316)
Capital Share Transactions
Issued	432,179	1,369,003
Issued in Lieu of Cash Distributions	1,988	48,944
Redeemed[1]	(486,945)	(671,175)
Net Increase (Decrease) from Capital Share Transactions	(52,778)	746,772
Total Increase (Decrease)	191,292	2,040,166
Net Assets
Beginning of Period	3,684,115	1,643,949
End of Period[2]	3,875,407	3,684,115
1 Net of redemption fees for fiscal 2011 and 2010 of $1,646,000 and $2,627,000, respectively.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($38,048,000) and ($53,960,000).

See accompanying Notes, which are an integral part of the Financial Statements.

13

Precious Metals and Mining Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.74	$10.74	$33.45	$28.64	$27.08	$16.46
Investment Operations
Net Investment Income	.090	.093[1]	.653	.900[1]	.560	.337[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	1.241	8.207	(19.849)	8.362	4.027	11.080
Total from Investment Operations	1.331	8.300	(19.196)	9.262	4.587	11.417
Distributions
Dividends from Net Investment Income	(.011)	(.300)	(.763)	(.670)	(.490)	(.240)
Distributions from Realized Capital Gains	—	—	(2.751)	(3.782)	(2.537)	(.557)
Total Distributions	(.011)	(.300)	(3.514)	(4.452)	(3.027)	(.797)
Net Asset Value, End of Period	$20.06	$18.74	$10.74	$33.45	$28.64	$27.08

Total Return[4]	7.10%	77.75%	-60.16%	33.97%	17.48%	70.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,875	$3,684	$1,644	$4,635	$3,444	$3,297
Ratio of Total Expenses to
Average Net Assets	0.27%[5,6]	0.27%[5]	0.30%[5]	0.28%[5]	0.35%[5]	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.94%[6]	0.59%[1]	2.17%	2.70%[1]	1.88%	1.68%
Portfolio Turnover Rate	48%[6]	17%	22%	29%	24%	20%
1 Net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2008 include $.190 and 0.65%, respectively, resulting from a special dividend from Centennial Coal Co. Ltd. in January 2008. Based on additional information reported by the company in 2009, a portion of the special dividend was reallocated to return of capital. The reallocation reduced net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2010, by $.134 and 0.90%, respectively. The reallocation has no impact on net assets, net asset values per share, or total returns.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.01, $.01, $.01, $.00, $.03, and $.01.
4 Total returns do not reflect the 1% redemption fee on shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
5 Includes performance-based investment advisory fee increases (decreases) of (0.06%) for fiscal 2011, (0.08%) for fiscal 2010, 0.00% for fiscal 2009, (0.01%) for fiscal 2008, and 0.01% for fiscal 2007.
6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

15

Precious Metals and Mining Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P Custom Precious Metals and Mining Index. For the six months ended July 31, 2010, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before a decrease of $1,149,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $722,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North America	1,367,628	—	—
Common Stocks—Other	184,078	2,087,669	—
Precious Metals	3,149	—	—
Temporary Cash Investments	238,762	—	—
Total	1,793,617	2,087,669	—

16

Precious Metals and Mining Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended July 31, 2010:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2010	98
Total Purchases	54,978
Transfers out of Level 3	(92,687)
Change in Unrealized Appreciation (Depreciation)	37,611
Balance as of July 31, 2010	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2010, the fund realized net foreign currency losses of $361,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation as of January 31, 2010, on the fund’s passive foreign investment company holdings at July 31, 2010, was $47,889,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through January 31, 2010, the fund realized

17

Precious Metals and Mining Fund

gains on the sale of these securities of $20,516,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. During the period ended July 31, 2010, the remaining marked-to-market securities were sold; as a result the remaining $25,490,000 difference between financial statement and tax-basis realized and unrealized gains and losses reversed during the current period.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2010, the fund had available capital loss carryforwards totaling $52,818,000 to offset future net capital gains through January 31, 2018. In addition, the fund realized losses of $27,156,000 during the period from November 1, 2009, through January 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2010, the cost of investment securities for tax purposes was $3,650,056,000. Net unrealized appreciation of investment securities for tax purposes was $231,230,000, consisting of unrealized gains of $641,388,000 on securities that had risen in value since their purchase and $410,158,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked to market for tax purposes.

F. During the six months ended July 31, 2010, the fund purchased $894,523,000 of investment securities and sold $980,297,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2010	January 31, 2010
	Shares	Shares
	(000)	(000)
Issued	21,210	81,521
Issued in Lieu of Cash Distributions	95	2,952
Redeemed	(24,723)	(40,946)
Net Increase (Decrease) in Shares Outstanding	(3,418)	43,527

18

Precious Metals and Mining Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2010 Market Value ($000)		Proceeds from Securities Sold ($000)		July 31, 2010 Market Value ($000)
		Purchases at Cost ($000)		Dividend Income ($000)

AMCOL International Corp.	76,144	—	—	1,091	90,779
Anatolia Minerals Development Ltd.	NA1	61,092	—	—	74,097
Apex Minerals NL	7,085	—	—	—	5,152
Aquila Resources Ltd.	NA1	77,488	—	—	113,562
Centerra Gold Inc.	162,058	24,220	—	—	227,090
Harry Winston Diamond Corp.	83,200	7,015	—	—	120,826
Hochschild Mining PLC	135,378	29,905	—	647	174,537
Iluka Resources Ltd.	121,198	—	—	—	208,366
Imerys SA	224,312	—	—	4,373	235,475
Johnson Matthey PLC	262,966	—	188,819	2,634	NA2
Lonmin PLC	297,263	—	—	—	255,703
Nevsun Resources Ltd.	24,924	54,978	—	—	138,189
Panoramic Resources Ltd.	31,730	—	—	1,781	43,926
Petropavlovsk PLC	131,813	37,802	54,598	603	NA2
Resolute Mining Ltd.	32,015	6,984	—	—	31,077
SEMAFO Inc.	NA1	114,932	—	—	113,901
Sherritt International Corp.	98,625	15,775	—	1,210	127,019
St. Barbara Ltd.	39,500	17,484	—	—	66,871
	1,728,211			12,339	2,026,570
1 Not applicable—At January 31, 2010, the issuer was not an affiliated company of the fund.
2 Not applicable—At July 31, 2010, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended July 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	1/31/2010	7/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,071.00	$1.39
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.35
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Precious Metals and Mining Fund has renewed the fund’s investment advisory agreement with M&G Investment Management Limited. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that M&G, founded in 1931, specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. The firm has advised the fund since the fund’s inception in 1984. The advisor continues to employ a sound process, selecting companies that are broadly representative of the metals and mining industries with emphasis on large, stable, and diversified companies. The fund may be invested in rare minerals (such as diamonds), precious metals (such as gold, silver, and platinum), and base metals and minerals (such as coal). The advisor’s global equity research team— composed of six senior investment professionals and four analysts—conducts intensive fundamental analysis on companies in the industry, including regular company visits.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund is more broadly diversified than its competitors—with the ability to invest up to half of the fund’s assets in non-precious metals and mining stocks. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer group over the long term, however, short-term performance lagged because of the fund’s overweighted position to precious metals and minerals, along with an underweighting in gold stocks. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of M&G in determining whether to approve the advisory fee, because M&G is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

23

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education of
of The Vanguard Group since 2008; Chief Executive	the University of Pennsylvania; Director of Carnegie
Officer and President of The Vanguard Group and of	Corporation of New York, Schuylkill River Development
each of the investment companies served by The	Corporation, and Greater Philadelphia Chamber of
Vanguard Group since 2008; Director of Vanguard	Commerce; Trustee of the National Constitution Center;
Marketing Corporation; Managing Director of The	Chair of the Presidential Commission for the Study of
Vanguard Group (1995–2008).	Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer since
Born 1948. Trustee Since January 2008. Principal	2006 (retired 2008) and Member of the Executive
Occupation(s) During the Past Five Years: Executive	Committee (retired 2008) of Johnson & Johnson
Chief Staff and Marketing Officer for North America	(pharmaceuticals/consumer products); Vice President
and Corporate Vice President (retired 2008) of Xerox	and Chief Information Officer of Johnson & Johnson
Corporation (document management products and	(1997–2005); Director of the University Medical Center
services); Director of SPX Corporation (multi-industry	at Princeton and Women’s Research and Education
manufacturing), the United Way of Rochester,	Institute; Member of the Advisory Board of the
Amerigroup Corporation (managed health care),	Maxwell School of Citizenship and Public Affairs
the University of Rochester Medical Center, and	at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory Council
Board of Managers of Delphi Automotive LLP	for the College of Arts and Letters at the University of
(automotive components).	Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the Federal	General Counsel of The Vanguard Group since 2005;
Reserve Bank of Cleveland; Trustee of The Cleveland	Secretary of The Vanguard Group and of each of the
Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	R. Gregory Barton	Michael S. Miller
Director of Corning Incorporated and Dow Corning;	Mortimer J. Buckley	James M. Norris
Trustee of the Corning Incorporated Foundation and	Kathleen C. Gubanich	Glenn W. Reed
the Corning Museum of Glass; Overseer of the	Paul A. Heller	George U. Sauter
Amos Tuck School of Business Administration at
Dartmouth College.
Chairman Emeritus and Senior Advisor

Executive Officers	John J. Brennan
Chairman, 1996–2009
Glenn Booraem	Chief Executive Officer and President, 1996–2008
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	Founder
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q532 092010

Vanguard Health Care Fund
Semiannual Report

July 31, 2010

> For the six months ended July 31, 2010, health care was by far the weakest sector in the Standard & Poor’s 500 Index.

> Against this backdrop, Vanguard Health Care Fund returned about –5%, outperforming the results of its comparative standards by almost 2 percentage points.

> In pharmaceuticals—which represented slightly more than half of the fund’s market value, on average, during the period—many companies struggled.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended July 31, 2010

Total
Returns
Vanguard Health Care Fund
Investor Shares	-4.79%
Admiral™ Shares	-4.77
Spliced Health Care Index	-6.61
Global Health/Biotechnology Funds Average	-6.51
Spliced Health Care Index: S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
January 31, 2010, Through July 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$120.06	$113.15	$0.084	$1.189
Admiral Shares	50.67	47.76	0.039	0.502

1

Chairman’s Letter

Dear Shareholder,

The fund got off to a good start in the new fiscal year, but gains soon gave way to losses that July’s rebound was unable to erase. For the six months ended July 31, Vanguard Health Care Fund returned –4.79% for Investor Shares and –4.77% for Admiral Shares, almost 2 percentage points ahead of the return of its spliced market benchmark index and the average return of its peer funds. The advisor’s biotechnology selections, accounting for about one-tenth of the fund’s market value, on average, boosted the fund’s relative performance.

Please note: As of June 1, 2010, the fund’s comparative benchmark changed from the all-U.S. Standard & Poor’s Health Care Index to the MSCI All Country World Health Care Index. The Trustees believe that the new benchmark, which includes global companies domiciled outside the United States, is more consistent with the fund’s investment objective and strategies.

Stock markets moved higher but the journey was tense
Global stock markets emerged from a turbulent six-month stretch with respectable single-digit gains. Prices rallied in early spring, buoyed by rapid growth in corporate earnings, but fell sharply in May and June as Europe’s sovereign debt crisis took center stage Signs that the U.S. economic recovery might be sputtering also dampened

2

investor spirits. By the end of the six-month period, however, stock markets had recouped the previous months’ losses as corporate bellwethers continued to report strong profits, and investors’ moods brightened.

For the full period, the U.S. stock market returned more than 4%. Smaller-company stocks, which are less exposed to global turmoil than are large-cap multinationals, returned about 9%. International stocks finished the period with a modestly positive return, as strong performance from emerging markets compensated for weaker returns in Europe.

High-quality bonds rallied amid the search for safety
Turmoil in the stock markets and mixed economic signals drove bond prices higher, and yields lower, as investors sought safety in high-quality government and corporate bonds. At the start of the period, the yield of the benchmark 10-year U.S. Treasury note stood at 3.61%. By the end of the period, it had dipped to 2.91%, and the rates on home-mortgage loans were at their lowest levels since the 1950s.

Rising bond prices led to strong six-month returns in both the taxable and municipal bond markets. The returns from money market instruments, by contrast, remained vanishingly small. Yields have hovered near

Market Barometer

			Total Returns
		Periods Ended July 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.84%	14.51%	0.02%
Russell 2000 Index (Small-caps)	8.79	18.43	0.47
Dow Jones U.S. Total Stock Market Index	4.48	15.36	0.45
MSCI All Country World Index ex USA (International)	2.26	10.12	4.89

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.85%	8.91%	5.96%
Barclays Capital Municipal Bond Index	4.06	9.15	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.12	2.58

CPI
Consumer Price Index	0.61%	1.24%	2.21%

3

0% since late 2008, when the Federal Reserve Board set its target for short-term interest rates between 0% and 0.25%.

While biotechnology advanced, many pharmaceuticals struggled
In some ways, the fund’s performance during the six months was the opposite of its performance for the same period a year ago. Last year, pharmaceuticals enjoyed gains and biotechnology stocks were the only group to post a negative return; this year, it was biotech stocks’ chance to shine, especially with merger activity. OSI Pharmaceuticals’ acquisition by Japan’s Astellas Pharma, also held by the fund, was completed in June, and Genzyme became a takeover target.

Performance among the fund’s pharmaceutical stocks was decidedly mixed, as some of the largest stakes lost ground. It is tempting, and perhaps convenient, to cite U.S. health care reform as the culprit. Uncertainty about whether Congress would agree on health care reform gave way to questions about what the new legislation might mean for companies and consumers, and uncertainty is seldom a prescription for market success. Still, the reasons for success and disappointment by U.S. and foreign-based holdings tended to be more company-specific.

Top-ten holdings Merck (–8%) and Pfizer (–18%) have been digesting last year’s major acquisitions of companies that had also been fund holdings. Merck’s

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.36%	0.29%	1.61%
The fund expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.29% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Global Health/Biotechnology Funds.

4

November merger with Schering-Plough made the combined entity the fund’s largest position (more than 6% of assets on July 31), and Pfizer purchased Wyeth. Other U.S.-based firms that backtracked during the period included Johnson & Johnson (which recalled several products), Forest Laboratories, and Abbott Laboratories. In contrast, Eli Lilly, which faces several near-term expirations of major patents, posted a modest gain. Perrigo, a manufacturer of over-the-counter and generic medications, returned almost 27% for the half-year.

The fund’s international pharmaceutical holdings also delivered disparate returns. At the start of the fiscal year, companies based outside the United States represented about one-quarter of the fund’s market value. Concerns about sovereign debt and new fiscal austerity measures in several countries created headwinds for some of these firms and for international stocks in general. The slide in the value of the euro and pound sterling relative to the U.S. dollar also weakened results for some holdings when translated into dollars for U.S. investors.

Roche Holding, based in Switzerland (not a Eurozone member), and France’s Sanofi-Aventis posted double-digit losses for the half-year. However, the United Kingdom’s AstraZeneca was a notable positive contributor, along with Japan’s Takeda Pharmaceutical.

Relative to the spliced benchmark, the advisor’s biotech holdings—which notched a small gain for the six months, compared with a loss for those in the index—accounted for most of the fund’s advantage. Pharmaceuticals added modest support, while managed-care providers lagged slightly.

Old-fashioned principles still apply in the new decade
Just when it appeared that the U.S. and global economies were squarely back on the growth track—which would bode well for stock markets—yellow warning lights started flashing and volatility increased. When investor confidence about the economy changes, various industry sectors often trade places in the performance rankings, and that’s likely to continue. Even a burgeoning business like health care, striving to meet the current and anticipated needs of the baby boomer generation, is not immune to periods of relative weakness. That’s why it’s important to take a long-term view, as does your fund’s advisor—Wellington Management Company, llp—which has ably managed the fund for more than 26 years.

5

Our experience suggests that the most effective way to manage the markets’ unsettling and unpredictable volatility is to build a diversified and balanced portfolio of stock, bond, and money market funds consistent with your long-term financial goals and risk tolerance. Vanguard Health Care Fund can play a supporting role within such a portfolio, by providing you with low-cost exposure to health care’s primary subsectors and the opportunity to participate in the ever-changing developments, both at home and abroad, in these essential products and services.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 11, 2010

6

Advisor’s Report

Vanguard Health Care Fund returned –4.79% for Investor Shares and –4.77% for Admiral Shares for the six months ended July 31, 2010. This compares with returns of 3.61% for the diversified S&P 500 Index; –6.61% for the fund’s benchmark, the Spliced Health Care Index; and –6.51%, on average, for global health/ biotechnology funds.

The investment environment
Much of the headline risk regarding health care reform is behind us. However, the sector did not provide its usual defensive character during the market’s second- calendar-quarter retreat, which was driven by discouraging economic data. Health care stocks underperformed the overall stock market, as represented by the S&P 500 Index.

Our successes
AstraZeneca shares performed well following the company’s successful defense of its patent for the cholesterol- lowering drug Crestor. With the litigation overhang removed from the company’s outlook, we expect strong growth through the ultimate expiration of the Crestor patent in 2016. The fund also benefited from Astellas Pharma’s acquisition, at a significant premium, of OSI Pharmaceuticals. Genzyme’s stock price rose when the company became a potential acquisition target.

Our shortfalls
Shares of Roche Holding fell on concerns that the growth outlook for its major cancer drug, Avastin, would be reduced because of the drug’s less-than-hoped-for efficacy

Portfolio Changes:
Six Months Ended July 31, 2010

Additions	Comments
Gilead Sciences	Augmented on weakness.
Johnson & Johnson	Patent expirations that caused concern are mostly behind the company.

Boston Scientific	Expect the worst is over for the company.

Reductions	Comments
OSI Pharmaceuticals	Acquired by Astellas Pharma (also a fund holding).
Mead Johnson Nutrition	Eliminated on strength.
Takeda Pharmaceutical	Trimmed based on strong yen
and reduced earnings outlook.

7

in treating breast cancer. Pfizer shares underperformed, which was in keeping with the general malaise surrounding the prospects of big pharma as the much-talked-about patent cliff approaches. Major pharmaceuticals’ price-to-earnings multiples have reached historic lows, and we believe further risk is limited.

The fund’s positioning
With the calendar year more than half over, the economy has not produced the recovery that many had anticipated, and accordingly, the stock market has responded negatively. Despite their defensive qualities, health care stocks did not outperform the weak market. However, as health care reform recedes and the focus shifts more toward company fundamentals, we believe that the sector will become more attractive to investors and that it will have the opportunity to outpace the broad market. We will continue to be mindful of other risks in the industry and to stay diversified, long-term-focused, and positioned in the most attractive health care stocks.

Edward P. Owens, CFA
Senior Vice President and Portfolio Manager

Jean M. Hynes, CFA
Senior Vice President and Associate Portfolio Manager

Wellington Management Company, LLP
August 12, 2010

8

Health Care Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VGHCX		VGHAX
Expense Ratio[1]	0.36%		0.29%
30-Day SEC Yield	0.82%		0.87%

Portfolio Characteristics
		MSCI	DJ
		ACWI	U.S. Total
		Health	Market
	Fund	Care	Index
Number of Stocks	76	131	4,101
Median Market Cap $21.7B		$47.5B	$27.0B
Price/Earnings Ratio	11.5x	12.7x	17.4x
Price/Book Ratio	2.0x	2.3x	2.0x
Return on Equity	19.6%	21.9%	19.0%
Earnings Growth Rate 11.2%		11.2%	6.7%
Dividend Yield	2.2%	2.8%	1.9%
Foreign Holdings	23.0%	41.5%	0.0%
Turnover Rate
(Annualized)	11%	—	—
Short-Term Reserves	8.7%	—	—

Volatility Measures
	Spliced	DJ
	Health	U.S. Total
	Care	Market
	Index	Index
R-Squared	0.95	0.62
Beta	0.97	0.62
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Merck & Co. Inc.	Pharmaceuticals	6.1%
Forest Laboratories Inc.	Pharmaceuticals	4.3
AstraZeneca PLC	Pharmaceuticals	4.0
McKesson Corp.	Health Care
	Distributors	3.7
Eli Lilly & Co.	Pharmaceuticals	3.6
Pfizer Inc.	Pharmaceuticals	3.6
Abbott Laboratories	Pharmaceuticals	3.5
Roche Holding AG	Pharmaceuticals	3.4
UnitedHealth Group Inc.	Managed Health
	Care	3.1
Amgen Inc.	Biotechnology	2.6
Top Ten		37.9%
The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)

Europe
Switzerland	5.5%
United Kingdom	4.9
France	2.9
Germany	1.0
Other	0.5
Subtotal	14.8%
Pacific
Japan	10.5%
North America
United States	74.7%
1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.35% for Investor Shares and 0.29% for Admiral Shares.

9

Health Care Fund

Subindustry Diversification (% of equity exposure)

		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	10.1%	8.9%
Consumer Staples	2.0	0.0
Health Care Distributors	5.8	2.6
Health Care Equipment	9.0	12.8
Health Care Facilities	1.6	0.1
Health Care Services	3.2	4.1
Health Care Supplies	0.4	1.0
Health Care Technology	1.4	0.3
Industrials	0.5	0.0
Life Sciences Tools &
Services	0.4	2.6
Managed Health Care	11.1	4.4
Materials	1.2	0.0
Pharmaceuticals	53.3	63.2

10

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010

Spliced Health Care Index: S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	11.30%	3.20%	5.45%
Admiral Shares	11/12/2001	11.37	3.28	5.37[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

11

Health Care Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (91.1%)
United States (68.1%)
Biotechnology (9.2%)
*	Amgen Inc.	8,938,455	487,414
*	Genzyme Corp.	4,869,340	338,711
*,1	Cephalon Inc.	5,726,230	324,964
*	Gilead Sciences Inc.	6,557,100	218,483
*	Biogen Idec Inc.	2,720,000	151,994
*	Vertex
	Pharmaceuticals Inc.	1,693,800	57,013
*	Onyx Pharmaceuticals Inc.	1,307,200	33,987
*	Amylin
	Pharmaceuticals Inc.	1,557,200	29,462
*	Ironwood
	Pharmaceuticals Inc.	2,000,000	23,600
*	United Therapeutics Corp.	354,500	17,331
*	Regeneron
	Pharmaceuticals Inc.	700,000	16,933
*	Cubist Pharmaceuticals Inc.	586,542	12,658
			1,712,550
Chemicals (1.1%)
	Sigma-Aldrich Corp.	3,480,000	195,228

Food & Staples Retailing (1.8%)
	Walgreen Co.	11,400,000	325,470

Health Care Equipment & Supplies (8.5%)
*	St. Jude Medical Inc.	8,910,900	327,654
	Medtronic Inc.	7,001,100	258,831
	Becton Dickinson and Co.	3,402,500	234,092
	Baxter International Inc.	3,700,000	161,949
	Beckman Coulter Inc.	2,711,784	124,281
*	Boston Scientific Corp.	22,100,000	123,760
*	CareFusion Corp.	3,568,354	75,185
	DENTSPLY
	International Inc.	2,485,400	74,612
*	Hospira Inc.	1,395,070	72,683
	Covidien PLC	1,850,000	69,042

			Market
			Value
		Shares	($000)
*	Zimmer Holdings Inc.	800,000	42,392
	STERIS Corp.	803,083	25,530
			1,590,011
Health Care Providers & Services (19.6%)
	McKesson Corp.	11,089,900	696,667
	UnitedHealth Group Inc.	18,885,100	575,051
*	WellPoint Inc.	7,602,400	385,594
*	Humana Inc.	6,860,094	322,562
	Quest Diagnostics Inc.	6,085,400	285,953
	CIGNA Corp.	7,810,600	240,254
	Cardinal Health Inc.	6,536,708	210,940
*	Laboratory Corp. of
	America Holdings	2,731,360	199,335
*,1	Coventry Health Care Inc.	8,957,500	177,627
	Universal Health
	Services Inc. Class B	4,320,800	155,419
*,1	Health Management
	Associates Inc. Class A	15,756,900	112,819
*	Health Net Inc.	4,663,458	109,824
	Owens & Minor Inc.	3,000,000	81,570
	Aetna Inc.	2,250,000	62,662
*	DaVita Inc.	304,600	17,460
*	WellCare Health Plans Inc.	449,000	11,580
			3,645,317
Health Care Technology (1.3%)
*	Cerner Corp.	3,150,000	243,967

Household Products (0.1%)
*	Energizer Holdings Inc.	237,300	14,599

Life Sciences Tools & Services (0.3%)
*	Parexel International Corp.	2,840,400	58,313

Machinery (0.4%)
	Pall Corp.	2,104,600	80,480

12

Health Care Fund

			Market
			Value
		Shares	($000)
	Pharmaceuticals (25.8%)
	Merck & Co. Inc.	33,030,248	1,138,222
*,1	Forest Laboratories Inc.	28,803,000	799,283
	Eli Lilly & Co.	18,879,900	672,125
	Pfizer Inc.	44,359,788	665,397
	Abbott Laboratories	13,200,000	647,856
	Johnson & Johnson	6,400,000	371,776
	Bristol-Myers Squibb Co.	9,078,361	226,233
	Perrigo Co.	3,509,100	196,545
*	Watson
	Pharmaceuticals Inc.	1,900,000	76,950
*	Warner Chilcott PLC
	Class A	232,200	5,944
			4,800,331
	Total United States		12,666,266
	International (23.0%)
	Belgium (0.3%)
	UCB SA	1,671,065	53,889

	France (2.6%)
	Sanofi-Aventis SA	7,584,974	440,934
	Ipsen SA	1,400,000	46,493
			487,427
	Germany (1.0%)
	Bayer AG	2,494,656	143,600
	Fresenius Medical Care
	AG & Co. KGaA	611,950	33,566
			177,166
	Ireland (0.2%)
*	Elan Corp. PLC ADR	8,462,700	40,367

	Japan (9.5%)
	Astellas Pharma Inc.	14,265,700	482,484
	Takeda
	Pharmaceutical Co. Ltd.	7,649,900	351,042
	Eisai Co. Ltd.	7,993,700	272,512
	Daiichi Sankyo Co. Ltd.	12,251,500	227,724
	Shionogi & Co. Ltd.	10,226,000	209,069
	Mitsubishi Tanabe
	Pharma Corp.	6,850,000	100,185
	Chugai
	Pharmaceutical Co. Ltd.	4,501,800	78,782
	Ono
	Pharmaceutical Co. Ltd.	960,000	39,664
	Terumo Corp.	200,000	10,505
			1,771,967

		Market
		Value
	Shares	($000)
Switzerland (5.0%)
Roche Holding AG	4,263,977	554,428
Novartis AG	6,169,880	299,937
Roche Holding AG (Bearer)	514,320	72,313
		926,678
United Kingdom (4.4%)
AstraZeneca PLC	14,681,500	736,127
GlaxoSmithKline
PLC ADR	2,542,381	89,416
		825,543
Total International		4,283,037
Total Common Stocks
(Cost $13,075,562)		16,949,303
Temporary Cash Investments (8.7%)

	Face
	Amount
	($000)
Repurchase Agreements (6.5%)
Banc Of America
Securities, LLC 0.210%,
8/2/10 (Dated 7/30/10,
Repurchase Value
$168,803,000, collateralized
by Federal National
Mortgage Assn.
1.616%–5.714%,
1/1/36-12/1/44 and Federal
Home Loan
Mortgage Corp.
4.249%–5.452%,
10/1/35–11/1/39)	168,800	168,800
Barclays Capital Inc. 0.220%,
8/2/10 (Dated 7/30/10,
Repurchase Value
$617,311,000,
collateralized by Federal
National Mortgage Assn.
Discount Note, 11/15/10,
Federal Home Loan
Mortgage Corp.
2.750%, 6/22/15,
Federal Home
Loan Bank 0.750%,
11/21/11, and Federal
National Mortgage Assn.
1.875%, 4/20/12)	617,300	617,300

13

Health Care Fund

	Face
	Amount
	($000)
J.P. Morgan Securities Inc. 0.210%,
8/2/10 (Dated 7/30/10,
Repurchase Value
$122,700,000 collateralized
by Federal National
Mortgage Assn.
Discount Note,
10/1/32–8/1/40)	122,700	122,700
Morgan Stanley 0.210%,
8/2/10 (Dated 7/30/10,
Repurchase Value
$300,005,000, collateralized
by Federal Home Loan
Mortgage Corp.
4.500%–5.000%,
7/1/30–7/1/40)	300,000	300,000
		1,208,800
Commercial Paper (2.2%)
General Electric
Capital Corp.,
0.471%, 12/16/10	200,000	199,772
General Electric
Capital Services Inc.,
0.300%, 8/2/10	200,000	199,997
		399,769

Total Temporary Cash Investments
(Cost $1,608,441)		1,608,569
Total Investments (99.8%)
(Cost $14,684,003)		18,557,872
Other Assets and Liabilities (0.2%)
Other Assets		135,962
Liabilities		(92,347)
		43,615
Net Assets (100%)		18,601,487

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	18,557,872
Receivables for Investment Securities Sold 101,187
Other Assets	34,775
Total Assets	18,693,834
Liabilities
Payables for Capital Shares Redeemed	35,171
Other Liabilities	57,176
Total Liabilities	92,347
Net Assets (100%)	18,601,487

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	14,340,303
Undistributed Net Investment Income	161,624
Accumulated Net Realized Gains	224,543
Unrealized Appreciation (Depreciation)
Investment Securities	3,873,869
Foreign Currencies	1,148
Net Assets	18,601,487

Investor Shares—Net Assets
Applicable to 92,524,160 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,469,187
Net Asset Value Per Share—
Investor Shares	$113.15

Admiral Shares—Net Assets
Applicable to 170,276,328 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,132,300
Net Asset Value Per Share—
Admiral Shares	$47.76

• See Note A in Notes to Financial Statements.
* Non-income producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
ADR - American Depository Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Health Care Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Dividends[1,2]	228,633
Interest	1,906
Security Lending	3,699
Total Income	234,238
Expenses
Investment Advisory Fees—Note B	14,746
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,765
Management and Administrative—Admiral Shares	5,132
Marketing and Distribution—Investor Shares	1,061
Marketing and Distribution—Admiral Shares	754
Custodian Fees	229
Shareholders’ Reports—Investor Shares	94
Shareholders’ Reports—Admiral Shares	13
Trustees’ Fees and Expenses	16
Total Expenses	31,810
Net Investment Income	202,428
Realized Net Gain (Loss)
Investment Securities Sold[2]	243,689
Foreign Currencies	(1,060)
Realized Net Gain (Loss)	242,629
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,394,814)
Foreign Currencies	379
Change in Unrealized Appreciation (Depreciation)	(1,394,435)
Net Increase (Decrease) in Net Assets Resulting from Operations	(949,378)
1 Dividends are net of foreign withholding taxes of $12,442,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $0 and $59,396,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Health Care Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	202,428	325,728
Realized Net Gain (Loss)	242,629	346,877
Change in Unrealized Appreciation (Depreciation)	(1,394,435)	3,255,909
Net Increase (Decrease) in Net Assets Resulting from Operations	(949,378)	3,928,514
Distributions
Net Investment Income
Investor Shares	(8,047)	(169,451)
Admiral Shares	(6,690)	(130,015)
Realized Capital Gain[1]
Investor Shares	(113,898)	(70,199)
Admiral Shares	(86,103)	(51,618)
Total Distributions	(214,738)	(421,283)
Capital Share Transactions
Investor Shares	(562,859)	(827,665)
Admiral Shares	16,783	(422,405)
Net Increase (Decrease) from Capital Share Transactions	(546,076)	(1,250,070)
Total Increase (Decrease)	(1,710,192)	2,257,161
Net Assets
Beginning of Period	20,311,679	18,054,518
End of Period[2]	18,601,487	20,311,679
1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $841,000 and $32,329,000, respectively.  Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets - End of Period includes undistributed (overdistributed) net investment income of $161,624,000 and ($25,007,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$120.06	$99.12	$133.80	$149.69	$143.39	$123.84
Investment Operations
Net Investment Income	1.210	1.902	1.998	2.766[1]	1.953	1.753
Net Realized and Unrealized Gain (Loss)
on Investments	(6.847)	21.530	(25.229)	(5.317)	13.107	24.424
Total from Investment Operations	(5.637)	23.432	(23.231)	(2.551)	15.060	26.177
Distributions
Dividends from Net Investment Income	(.084)	(1.761)	(1.925)	(2.747)	(2.100)	(1.542)
Distributions from Realized Capital Gains	(1.189)	(.731)	(9.524)	(10.592)	(6.660)	(5.085)
Total Distributions	(1.273)	(2.492)	(11.449)	(13.339)	(8.760)	(6.627)
Net Asset Value, End of Period	$113.15	$120.06	$99.12	$133.80	$149.69	$143.39

Total Return[2]	-4.79%	23.63%	-17.44%	-1.97%	10.85%	21.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,469	$11,692	$10,478	$14,314	$16,662	$17,198
Ratio of Total Expenses to
Average Net Assets	0.35%[3]	0.36%	0.29%	0.26%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.05%[3]	1.73%	1.64%	1.78%[1]	1.33%	1.29%
Portfolio Turnover Rate	11%[3]	6%	12%	9%	8%	14%
1 Net investment income per share and the ratio of net investment income to average net assets include $.585 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.
2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2010	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$50.67	$41.83	$56.47	$63.19	$60.52	$52.25
Investment Operations
Net Investment Income	.526	.835	.879	1.220[1]	.877	.779
Net Realized and Unrealized Gain
(Loss) on Investments	(2.895)	9.091	(10.648)	(2.257)	5.542	10.328
Total from Investment Operations	(2.369)	9.926	(9.769)	(1.037)	6.419	11.107
Distributions
Dividends from Net Investment Income	(.039)	(.777)	(.852)	(1.212)	(.938)	(.690)
Distributions from Realized Capital Gains	(.502)	(.309)	(4.019)	(4.471)	(2.811)	(2.147)
Total Distributions	(.541)	(1.086)	(4.871)	(5.683)	(3.749)	(2.837)
Net Asset Value, End of Period	$47.76	$50.67	$41.83	$56.47	$63.19	$60.52

Total Return[2]	-4.77%	23.72%	-17.38%	-1.90%	10.96%	21.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,132	$8,619	$7,576	$10,513	$10,819	$9,123
Ratio of Total Expenses to
Average Net Assets	0.29%[3]	0.29%	0.22%	0.18%	0.17%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.11%[3]	1.80%	1.71%	1.86%[1]	1.41%	1.40%
Portfolio Turnover Rate	11%[3]	6%	12%	9%	8%	14%
1 Net investment income per share and the ratio of net investment income to average net assets include $.247 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.
2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

19

Health Care Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2010, the investment advisory fee represented an effective annual rate of 0.15% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $3,621,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

20

Health Care Fund

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—U.S.	12,666,266	—	—
Common Stocks—International	129,783	4,153,254	—
Temporary Cash Investments	—	1,608,569	—
Total	12,796,049	5,761,823	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2010, the fund realized net foreign currency losses of $1,060,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2010, the cost of investment securities for tax purposes was $14,684,003,000. Net unrealized appreciation of investment securities for tax purposes was $3,873,869,000, consisting of unrealized gains of $5,135,764,000 on securities that had risen in value since their purchase and $1,261,895,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2010, the fund purchased $978,538,000 of investment securities and sold $1,013,307,000 of investment securities, other than temporary cash investments.

21

Health Care Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	July 31, 2010		January 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	304,083	2,561	682,184	6,337
Issued in Lieu of Cash Distributions	116,782	940	228,626	1,898
Redeemed[1]	(983,724)	(8,364)	(1,738,475)	(16,563)
Net Increase (Decrease)—Investor Shares	(562,859)	(4,863)	(827,665)	(8,328)
Admiral Shares
Issued	422,233	8,436	545,366	11,748
Issued in Lieu of Cash Distributions	83,821	1,598	162,555	3,200
Redeemed[1]	(489,271)	(9,875)	(1,130,326)	(25,942)
Net Increase (Decrease)—Admiral Shares	16,783	159	(422,405)	(10,994)
1. Net of redemption fees for fiscal 2011 and 2010 of $710,000 and $790,000 respectively (fund totals).

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2010		Proceeds from		July 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cephalon Inc.	348,854	15,544	—	—	324,964
Coventry Health Care Inc.	204,948	—	—	—	177,627
Forest Laboratories Inc.	893,142	—	37,502	—	799,283
Health Management Associates Inc.
Class A	104,626	—	—	—	112,819
OSI Pharmaceuticals Inc.	131,435	—	220,866	—	—
Parexel International Corp.	60,735	—	7,058	—	NA1
	1,743,740				1,414,693
1. Not applicable - At July 31, 2010, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended July 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	1/31/2010	7/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$952.10	$1.69
Admiral Shares	1,000.00	952.29	1.40
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$1.76
Admiral Shares	1,000.00	1,023.36	1.45
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Health Care Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term and the organizational depth and stability of the advisory firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Edward P. Owens has managed the Health Care Fund since its inception in 1984 and Jean Hynes has co-managed the fund since 2008. They are aided by a team of three experienced health care analysts. This health care team utilizes intensive fundamental analysis to identify companies with high-quality balance sheets and strong management, and the potential for new products that lead to above-average growth in revenue and earnings. The advisor invests in stocks broadly representing the health care industry, seeking to maintain exposure across five primary subsectors: health services, medical products, specialty pharmaceuticals, major pharmaceuticals, and international markets.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its peer group during the last 12 months, and to otherwise outperform its benchmark and the peer group over the short and long term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education of
of The Vanguard Group since 2008; Chief Executive	the University of Pennsylvania; Director of Carnegie
Officer and President of The Vanguard Group and of	Corporation of New York, Schuylkill River Development
each of the investment companies served by The	Corporation, and Greater Philadelphia Chamber of
Vanguard Group since 2008; Director of Vanguard	Commerce; Trustee of the National Constitution Center;
Marketing Corporation; Managing Director of The	Chair of the Presidential Commission for the Study of
Vanguard Group (1995–2008).	Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer since
Born 1948. Trustee Since January 2008. Principal	2006 (retired 2008) and Member of the Executive
Occupation(s) During the Past Five Years: Executive	Committee (retired 2008) of Johnson & Johnson
Chief Staff and Marketing Officer for North America	(pharmaceuticals/consumer products); Vice President
and Corporate Vice President (retired 2008) of Xerox	and Chief Information Officer of Johnson & Johnson
Corporation (document management products and	(1997–2005); Director of the University Medical Center
services); Director of SPX Corporation (multi-industry	at Princeton and Women’s Research and Education
manufacturing), the United Way of Rochester,	Institute; Member of the Advisory Board of the
Amerigroup Corporation (managed health care),	Maxwell School of Citizenship and Public Affairs
the University of Rochester Medical Center, and	at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory Council
Board of Managers of Delphi Automotive LLP	for the College of Arts and Letters at the University of
(automotive components).	Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the Federal	General Counsel of The Vanguard Group since 2005;
Reserve Bank of Cleveland; Trustee of The Cleveland	Secretary of The Vanguard Group and of each of the
Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	R. Gregory Barton	Michael S. Miller
Director of Corning Incorporated and Dow Corning;	Mortimer J. Buckley	James M. Norris
Trustee of the Corning Incorporated Foundation and	Kathleen C. Gubanich	Glenn W. Reed
the Corning Museum of Glass; Overseer of the	Paul A. Heller	George U. Sauter
Amos Tuck School of Business Administration at
Dartmouth College.
Chairman Emeritus and Senior Advisor

Executive Officers	John J. Brennan
Chairman, 1996–2009
Glenn Booraem	Chief Executive Officer and President, 1996–2008
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	Founder
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguar State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q522 092010

Vanguard REIT Index Fund
Semiannual Report

July 31, 2010

> Vanguard REIT Index Fund returned more than 22% for the six months ended July 31, 2010.

> The fund’s return closely tracked that of its target index and was slightly better than the average return of its peer group.

> REITs continued their impressive run, performing much better than the broad stock market for the period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended July 31, 2010
Total
Returns
Vanguard REIT Index Fund
Investor Shares	22.40%
Admiral™ Shares	22.47
Signal® Shares	22.49
Institutional Shares	22.55
ETF Shares
Market Price	22.54
Net Asset Value	22.48
MSCI US REIT Index	22.51
Real Estate Funds Average	21.74
Real Estate Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Signal Shares are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Your Fund’s Performance at a Glance
January 31, 2010, Through July 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital	Return of
	Share Price	Share Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$14.05	$16.92	$0.266	$0.000	$0.000
Admiral Shares	59.95	72.19	1.184	0.000	0.000
Signal Shares	16.00	19.27	0.315	0.000	0.000
Institutional Shares	9.28	11.18	0.185	0.000	0.000
ETF Shares	42.30	50.93	0.834	0.000	0.000

1

Chairman’s Letter

Dear Shareholder,

While the broad U.S. stock market rose modestly for the six months ended July 31, 2010, the REIT market picked up where it left off in 2009, advancing smartly as yield-hungry investors continued to be attracted to REITs’ relatively high dividends. (Please note: REIT dividends are not directly comparable to typical corporate dividends, as explained on page 4).

Vanguard REIT Index Fund posted a total return of more than 22%. The fund’s return was in line with that of its target index, the MSCI US REIT Index, and slightly higher than the average return of other real estate funds. Five of the six subsectors of the REIT market posted double-digit gains. Retail REITs made the largest contribution to returns, while residential REITs posted the largest absolute return.

Stock markets moved higher, but the journey was tense
Global stock markets emerged from a turbulent six-month stretch with respectable single-digit gains. Prices rallied in early spring, buoyed by rapid growth in corporate earnings, but fell sharply in May and June as Europe’s sovereign debt crisis took center stage. Signs that the U.S. economic recovery might be sputtering also dampened investor spirits. By the end of the six-month period, however, stock markets had recouped the previous months’ losses as corporate bellwethers continued to report strong profits, and investors’ moods brightened.

2

For the full period, the U.S. stock market returned more than 4%. Smaller-company stocks, which are less exposed to global turmoil than large-cap multinationals, returned about 9%. International stocks finished the period with a modestly positive return, as strong performance from emerging markets compensated for weaker returns in Europe.

High-quality bonds rallied amid the search for safety
Turmoil in the stock markets and mixed economic signals drove bond prices higher, and yields lower, as investors sought safety in high-quality government and corporate bonds. At the start of the period, the yield of the benchmark 10-year U.S. Treasury note stood at 3.61%. By the end of the period, it had dipped to 2.91%, and rates on home-mortgage loans were at their lowest levels since the 1950s.

Rising bond prices led to strong six-month returns in both the taxable and municipal bond markets. The returns from money market instruments, by contrast, remained vanishingly small. Yields have hovered near 0% since late 2008, when the Federal Reserve Board set its target for short-term interest rates between 0% and 0.25%.

REITs continued their surge, outperforming the broad market
While the broad U.S. stock market’s advance was restrained by evidence of a slowdown in the domestic recovery and Europe’s sovereign debt crisis, the REIT

Market Barometer

			Total Returns
		Periods Ended July 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.84%	14.51%	0.02%
Russell 2000 Index (Small-caps)	8.79	18.43	0.47
Dow Jones U.S. Total Stock Market Index	4.48	15.36	0.45
MSCI All Country World Index ex USA (International)	2.26	10.12	4.89

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.85%	8.91%	5.96%
Barclays Capital Municipal Bond Index	4.06	9.15	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.12	2.58

CPI
Consumer Price Index	0.61%	1.24%	2.21%

3

market posted an impressive half-year gain. During the first three months of the period, REITs’ rise was double that of the broad market, with Vanguard REIT Index Fund rising more than 24%. During the second half, as U.S. stocks pulled back and returned about –7%, REITs returned about –1.6%.

REITs have benefited from several factors of late. Because REITs are required to distribute at least 90% of their taxable income to their shareholders, they typically feature higher yields than those of most other stocks. Recently, those higher yields have been particularly valued by investors looking for reliable income streams in an era of historically low interest rates.

With consumers continuing to spend more than they did a year ago, retail REITs, the second-largest REIT category, gained 24% and were the largest contributor to the fund’s performance. Specialized REITs, which include hotels and self-storage companies and are the largest REIT subsector, did nearly as well, gaining about 22%.

Residential REITs (+35%), one of the largest subsectors, provided the highest absolute return, as apartment vacancy rates began to fall, making rental properties more attractive to investors. These properties could benefit if the percentage of Americans owning homes continues to decline.

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	Admiral	Signal	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.26%	0.13%	0.14%	0.09%	0.13%	1.43%

The fund expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the fund’s annualized expense ratios were 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.08% for Institutional Shares, and 0.12% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Real Estate Funds.

4

REITs’ recent performance reason for caution, not exuberance
Since the severe bear market ended in early March 2009, Vanguard REIT Index Fund has soared more than 150%. That kind of short-term performance is unlikely to be repeated. As our veteran clients know, we continually remind investors to keep a long-term perspective. Whether recent returns have been gratifying or disappointing, it’s important to remember that short-term trends can quickly reverse themselves. This is particularly true for relatively narrow sectors of the market, such as REITs, where returns are often more volatile than in broader market arenas.

We believe the antidote to euphoria or despair generated by dramatic short-term results is to stay focused on the long term. The REIT Index Fund has rewarded patient investors as it has closely tracked its target benchmark. Its diversified portfolio, experienced management, and low costs have enabled it to provide a convenient way for investors to gain exposure to the U.S. real estate market.

Of course, as always, we think it’s smart to avoid overexposure to any single sector of the market by keeping your own portfolio well diversified across the stock and fixed income markets in a steady allocation that’s suited to your temperament and goals. That way, whenever the markets experience a negative period—as, invariably, they will—you’ll be able to keep working steadily toward your long-term objectives.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 12, 2010

5

REIT Index Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	VGSIX	VGSLX	VGRSX	VGSNX	VNQ
Expense Ratio1	0.26%	0.13%	0.14%	0.09%	0.13%

Portfolio Characteristics
			DJ
			U.S. Total
		MSCI US	Market
	Fund	REIT Index	Index
Number of Stocks	99	98	4,101
Median Market Cap	$5.2B	$5.2B	$27.0B
Price/Earnings Ratio 289.9x		289.9x	17.4x
Price/Book Ratio	2.0x	2.0x	2.0x
Return on Equity	7.0%	7.0%	19.0%
Earnings Growth Rate	-5.9%	-5.9%	6.7%
Dividend Yield	3.8%	3.8%	1.9%
Turnover Rate
(Annualized)	10%	—	—
Short-Term Reserves	0.6%	—	—

Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity exposure)

		MSCI US
	Fund	REIT Index
Diversified REITs	8.6%	8.6%
Industrial REITs	5.0	5.0
Office REITs	16.9	16.9
Residential REITs	16.5	16.5
Retail REITs	25.1	25.1
Specialized REITs	27.9	27.9

Volatility Measures
	U.S.	DJ
	REIT	U.S. Total
	Spliced	Market
	Index	Index
R-Squared	1.00	0.72
Beta	1.00	1.58
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group	Retail REITs
Inc.		9.5%
Public Storage	Specialized REITs	5.2
Vornado Realty Trust	Diversified REITs	5.0
Equity Residential	Residential REITs	4.8
Boston Properties Inc.	Office REITs	4.2
HCP Inc.	Specialized REITs	3.8
Host Hotels & Resorts	Specialized REITs
Inc.		3.3
AvalonBay Communities	Residential REITs
Inc.		3.2
Ventas Inc.	Specialized REITs	2.9
Kimco Realty Corp.	Retail REITs	2.3
Top Ten		44.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated May 28, 2010, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.08% for Institutional Shares, and 0.12% for ETF Shares.

6

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010

U.S. REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	54.95%	0.47%	9.63%
Admiral Shares	11/12/2001	55.24	0.58	9.20[1]
Signal Shares	6/4/2007	55.29	—	-11.11[1]
Institutional Shares	12/2/2003	55.26	0.61	5.96[1]
ETF Shares	9/23/2004
Market Price		55.34	0.62	4.38[1]
Net Asset Value		55.24	0.58	4.38[1]
1 Return since inception.

For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

7

REIT Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Real Estate Investment Trusts (99.4%)[1]
Diversified REITs (8.6%)
	Vornado Realty Trust	8,246,738	682,665
2	Liberty Property Trust	5,702,288	180,763
	Washington Real Estate
	Investment Trust	3,024,737	91,801
	PS Business Parks Inc.	986,524	57,287
	Colonial Properties Trust	3,208,432	51,720
	Cousins Properties Inc.	4,614,789	31,611
	Investors Real
	Estate Trust	3,716,865	31,482
2	Retail Opportunity
	Investments Corp.	2,112,747	20,747
	CapLease Inc.	2,626,643	12,871
	Winthrop Realty Trust	879,908	10,840
			1,171,787
Industrial REITs (5.0%)
2	ProLogis	23,978,042	260,402
	AMB Property Corp.	8,380,922	209,188
	DuPont Fabros
	Technology Inc.	2,888,977	72,918
	DCT Industrial Trust Inc.	10,534,796	49,408
2	EastGroup Properties Inc.	1,355,225	49,154
	First Potomac
	Realty Trust	1,832,815	28,409
*	First Industrial
	Realty Trust Inc.	2,815,521	11,881
			681,360
Office REITs (16.8%)
2	Boston Properties Inc.	7,026,790	575,494
	Digital Realty Trust Inc.	4,290,266	271,231
2	SL Green Realty Corp.	3,935,425	237,070
	Alexandria Real Estate
	Equities Inc.	2,217,065	156,414
	Duke Realty Corp.	12,538,764	149,964
2	Mack-Cali Realty Corp.	4,004,343	129,020
2	Highwoods Properties Inc.	3,594,226	112,535
	Corporate Office Properties
	Trust SBI	2,952,349	110,713
	BioMed Realty Trust Inc.	5,631,043	101,584

			Market
			Value
		Shares	($000)
	Douglas Emmett Inc.	5,534,647	87,503
	Kilroy Realty Corp.	2,583,575	86,756
	CommonWealth REIT	3,209,168	83,278
	Brandywine Realty Trust	6,501,793	73,860
	Franklin Street
	Properties Corp.	3,626,287	44,277
	Lexington Realty Trust	5,649,632	36,327
	Government Properties
	Income Trust	1,105,243	30,715
2	Parkway Properties Inc.	1,093,560	18,273
			2,305,014
Residential REITs (16.4%)
2	Equity Residential	14,253,394	653,518
	AvalonBay
	Communities Inc.	4,122,522	433,236
	UDR Inc.	7,891,116	166,581
	Essex Property Trust Inc.	1,499,965	157,661
	Camden Property Trust	3,263,026	148,533
2	BRE Properties Inc.	3,168,383	131,488
2	Apartment Investment &
	Management Co.	5,923,230	127,172
	Home Properties Inc.	1,768,142	87,823
	Mid-America Apartment
	Communities Inc.	1,477,155	83,430
	Equity Lifestyle
	Properties Inc.	1,457,943	77,169
2	American Campus
	Communities Inc.	2,639,796	76,422
2	Post Properties Inc.	2,455,965	62,578
	Sun Communities Inc.	854,945	24,879
2	Education Realty Trust Inc.	2,865,722	19,917
			2,250,407
Retail REITs (24.9%)
2	Simon Property
	Group Inc.	14,662,525	1,308,191
2	Kimco Realty Corp.	20,505,632	309,020
2	Macerich Co.	6,507,488	269,735
2	Federal Realty
	Investment Trust	3,097,553	242,198
^,2	Realty Income Corp.	5,279,002	169,403

8

REIT Index Fund

			Market
			Value
		Shares	($000)
^,2	Regency Centers Corp.	4,124,198	155,647
	Weingarten Realty
	Investors	5,769,112	122,132
	Developers Diversified
	Realty Corp.	10,730,190	121,788
2	Taubman Centers Inc.	2,747,132	112,605
2	National Retail
	Properties Inc.	4,192,757	96,937
	CBL & Associates
	Properties Inc.	6,623,971	93,199
2	Tanger Factory
	Outlet Centers	2,036,630	91,037
	Alexander’s Inc.	116,160	38,817
2	Acadia Realty Trust	2,011,096	37,286
	Equity One Inc.	2,089,811	35,610
	Inland Real Estate Corp.	3,887,805	32,269
^	Pennsylvania Real Estate
	Investment Trust	2,589,118	31,820
	Saul Centers Inc.	682,771	28,881
2	Glimcher Realty Trust	4,194,169	27,891
	Getty Realty Corp.	1,109,285	26,579
	Ramco-Gershenson
	Properties Trust	1,778,373	20,451
	Cedar Shopping
	Centers Inc.	2,763,067	17,131
2	Kite Realty Group Trust	3,182,324	14,766
	Urstadt Biddle
	Properties Inc. Class A	810,527	14,452
	Urstadt Biddle
	Properties Inc.	69,255	1,074
			3,418,919
Specialized REITs (27.7%)
	Public Storage	7,289,305	715,227
	HCP Inc.	14,858,115	527,017
	Host Hotels &
	Resorts Inc.	31,913,227	457,636
2	Ventas Inc.	7,923,823	401,896
2	Health Care REIT Inc.	6,254,252	283,380
	Nationwide Health
	Properties Inc.	5,937,458	222,180
2	Senior Housing
	Properties Trust	6,440,860	145,241
2	Hospitality Properties
	Trust	6,238,759	127,583
	Omega Healthcare
	Investors Inc.	4,573,680	100,529
2	Entertainment Properties
	Trust	2,350,526	98,111
	LaSalle Hotel Properties	3,489,067	82,761
	Healthcare Realty
	Trust Inc.	3,104,302	72,858

			Market
			Value
		Shares	($000)
	DiamondRock
	Hospitality Co.	7,650,643	70,998
	Extra Space Storage Inc.	4,165,925	64,613
	Medical Properties
	Trust Inc.	5,426,516	53,940
2	Sovran Self Storage Inc.	1,392,987	51,262
*,2	Sunstone Hotel
	Investors Inc.	4,960,675	51,194
	National Health
	Investors Inc.	1,256,724	47,316
	U-Store-It Trust	4,216,791	34,029
*	Strategic Hotels &
	Resorts Inc.	7,148,993	32,957
	Hersha Hospitality Trust	6,410,265	32,564
3	Pebblebrook Hotel Trust	1,590,082	29,083
*	FelCor Lodging Trust Inc.	4,696,182	27,848
	LTC Properties Inc.	1,119,193	27,588
*	Ashford Hospitality
	Trust Inc.	2,311,804	20,321
	Universal Health Realty
	Income Trust	580,412	19,316
			3,797,448
Total Real Estate Investment Trusts
(Cost $13,921,747)			13,624,935
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.9%)
4,5	Vanguard Market
	Liquidity Fund,
	0.297%	121,945,235	121,945

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
6	Freddie Mac Discount
	Notes, 0.331%, 3/28/11	6,000	5,989
Total Temporary Cash Investments
(Cost $127,932)			127,934
Total Investments (100.3%)
(Cost $14,049,679)			13,752,869
Other Assets and Liabilities (-0.3%)
Other Assets			38,086
Liabilities[5]			(80,716)
			(42,630)
Net Assets (100%)			13,710,239

REIT Index Fund

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	13,752,869
Receivables for Capital Shares Issued	12,073
Other Assets	26,013
Total Assets	13,790,955
Liabilities
Security Lending Collateral
Payable to Brokers	49,193
Other Liabilities	31,523
Total Liabilities	80,716
Net Assets	13,710,239

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	14,138,743
Overdistributed Net Investment Income	(62,951)
Accumulated Net Realized Losses	(76,322)
Unrealized Appreciation (Depreciation)
Investment Securities	(296,810)
Swap Contracts	7,579
Net Assets	13,710,239

Investor Shares—Net Assets
Applicable to 266,402,635 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,506,807
Net Asset Value Per Share—
Investor Shares	$16.92

Amount
($000)
Admiral Shares—Net Assets
Applicable to 22,939,674 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,656,123
Net Asset Value Per Share—
Admiral Shares	$72.19

Signal Shares—Net Assets
Applicable to 32,199,818 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	620,613
Net Asset Value Per Share—
Signal Shares	$19.27

Institutional Shares—Net Assets
Applicable to 113,099,639 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,263,951
Net Asset Value Per Share—
Institutional Shares	$11.18

ETF Shares—Net Assets
Applicable to 111,194,123 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,662,745
Net Asset Value Per Share—
ETF Shares	$50.93

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $47,677,000.
1 The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 99.9% and 0.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Non-income producing security—new issue that has not paid a dividend as of July 31, 2010.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $49,193,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Dividends[1]	172,489
Interest[1]	65
Security Lending	1,347
Total Income	173,901
Expenses
The Vanguard Group—Note B
Investment Advisory Services	353
Management and Administrative—Investor Shares	4,771
Management and Administrative—Admiral Shares	718
Management and Administrative—Signal Shares	242
Management and Administrative—Institutional Shares	261
Management and Administrative—ETF Shares	2,203
Marketing and Distribution—Investor Shares	494
Marketing and Distribution—Admiral Shares	130
Marketing and Distribution—Signal Shares	75
Marketing and Distribution—Institutional Shares	142
Marketing and Distribution—ETF Shares	719
Custodian Fees	27
Shareholders’ Reports—Investor Shares	8
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—Signal Shares	2
Shareholders’ Reports—Institutional Shares	5
Shareholders’ Reports—ETF Shares	144
Trustees’ Fees and Expenses	11
Total Expenses	10,305
Net Investment Income	163,596
Realized Net Gain (Loss)
Capital Gain Distributions Received	49,113
Investment Securities Sold	722,566
Swap Contracts	26,538
Realized Net Gain (Loss)[1]	798,217
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,548,178
Swap Contracts	(10,124)
Change in Unrealized Appreciation (Depreciation)	1,538,054
Net Increase (Decrease) in Net Assets Resulting from Operations	2,499,867
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $126,815,000, $65,000, and $605,454,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

11

REIT Index Fund

Statement of Changes in Net Assets

	Six Months Ended July 31, 2010 ($000)	Year Ended January 31, 2010 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	163,596	318,714
Realized Net Gain (Loss)	798,217	(279,343)
Change in Unrealized Appreciation (Depreciation)	1,538,054	3,082,398
Net Increase (Decrease) in Net Assets Resulting from Operations	2,499,867	3,121,769
Distributions
Net Investment Income
Investor Shares	(69,539)	(116,521)
Admiral Shares	(26,502)	(43,685)
Signal Shares	(9,739)	(17,371)
Institutional Shares	(19,623)	(28,920)
ETF Shares	(93,670)	(115,870)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Return of Capital
Investor Shares	—	(38,280)
Admiral Shares	—	(14,352)
Signal Shares	—	(5,707)
Institutional Shares	—	(9,501)
ETF Shares	—	(38,066)
Total Distributions	(219,073)	(428,273)
Capital Share Transactions
Investor Shares	204,167	297,943
Admiral Shares	91,742	64,315
Signal Shares	31,907	(9,662)
Institutional Shares	162,958	151,229
ETF Shares	(3,112)	2,329,044
Net Increase (Decrease) from Capital Share Transactions	487,662	2,832,869
Total Increase (Decrease)	2,768,456	5,526,365
Net Assets
Beginning of Period	10,941,783	5,415,418
End of Period[1]	13,710,239	10,941,783
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($62,951,000) and ($7,474,000).

See accompanying Notes, which are an integral part of the Financial Statements.

12

REIT Index Fund

Financial Highlights

Investor Shares
	Six Months Ended July 31, 2010

For a Share Outstanding		Year Ended January 31,
Throughout Each Period		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.05	$10.02	$20.38	$27.76	$21.29	$17.20
Investment Operations
Net Investment Income	.198	.477	.593	.615	.530	.562
Net Realized and Unrealized Gain (Loss)
on Investments[1]	2.938	4.192	(9.975)	(6.985)	7.000	4.692
Total from Investment Operations	3.136	4.669	(9.382)	(6.370)	7.530	5.254
Distributions
Dividends from Net Investment Income	(.266)	(.481)	(.571)	(.622)	(.534)	(.568)
Distributions from Realized Capital Gains	—	—	(.125)	(.199)	(.413)	(.530)
Return of Capital	—	(.158)	(.282)	(.189)	(.113)	(.066)
Total Distributions	(.266)	(.639)	(.978)	(1.010)	(1.060)	(1.164)
Net Asset Value, End of Period	$16.92	$14.05	$10.02	$20.38	$27.76	$21.29

Total Return[2]	22.40%	48.51%	-47.82%	-23.28%	36.32%	31.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,507	$3,572	$2,274	$4,046	$6,827	$4,727
Ratio of Total Expenses to
Average Net Assets	0.26%[3]	0.26%	0.21%	0.20%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.47%[3]	3.94%	3.36%	2.52%	2.27%	2.91%
Portfolio Turnover Rate[4]	10%[3]	16%	10%	13%	11%	17%
1 Includes increases from redemption fees of $0.00, $0.00, $0.00, $0.02, $0.00, and $0.01.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

REIT Index Fund

Financial Highlights

Admiral Shares
	Six Months Ended July 31, 2010

For a Share Outstanding		Year Ended January 31,
Throughout Each Period		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$59.95	$42.74	$86.94	$118.46	$90.82	$73.40
Investment Operations
Net Investment Income	.892	2.083	2.581	2.707	2.328	2.460
Net Realized and Unrealized Gain (Loss)
on Investments[1]	12.532	17.909	(42.527)	(29.817)	29.903	19.993
Total from Investment Operations	13.424	19.992	(39.946)	(27.110)	32.231	22.453
Distributions
Dividends from Net Investment Income	(1.184)	(2.094)	(2.491)	(2.735)	(2.341)	(2.488)
Distributions from Realized Capital Gains	—	—	(.535)	(.849)	(1.761)	(2.258)
Return of Capital	—	(.688)	(1.228)	(.826)	(.489)	(.287)
Total Distributions	(1.184)	(2.782)	(4.254)	(4.410)	(4.591)	(5.033)
Net Asset Value, End of Period	$72.19	$59.95	$42.74	$86.94	$118.46	$90.82

Total Return[2]	22.47%	48.73%	-47.77%	-23.23%	36.46%	31.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,656	$1,296	$873	$1,706	$3,392	$2,025
Ratio of Total Expenses to
Average Net Assets	0.12%[3]	0.13%	0.11%	0.10%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.61%[3]	4.07%	3.46%	2.62%	2.34%	2.98%
Portfolio Turnover Rate[4]	10%[3]	16%	10%	13%	11%	17%
1 Includes increases from redemption fees of $0.00, $0.01, $0.02, $0.10, $0.02, and $0.02.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

REIT Index Fund

Financial Highlights

Signal Shares
	Six Months Ended July 31, 2010			June 4, 2007[1] to Jan. 31, 2008
		Year Ended January 31,

For a Share Outstanding Throughout Each Period		2010	2009
Net Asset Value, Beginning of Period	$16.00	$11.41	$23.21	$30.05
Investment Operations
Net Investment Income	.237	.557	.688	.470
Net Realized and Unrealized Gain (Loss)
on Investments[2]	3.348	4.775	(11.353)	(6.311)
Total from Investment Operations	3.585	5.332	(10.665)	(5.841)
Distributions
Dividends from Net Investment Income	(.315)	(.559)	(.664)	(.620)
Distributions from Realized Capital Gains	—	—	(.143)	(.192)
Return of Capital	—	(.183)	(.328)	(.187)
Total Distributions	(.315)	(.742)	(1.135)	(.999)
Net Asset Value, End of Period	$19.27	$16.00	$11.41	$23.21

Total Return[3]	22.49%	48.68%	-47.77%	-19.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$621	$489	$350	$538
Ratio of Total Expenses to
Average Net Assets	0.12%[4]	0.14%	0.11%	0.10%[4]
Ratio of Net Investment Income to
Average Net Assets	2.61%[4]	4.06%	3.46%	2.62%[4]
Portfolio Turnover Rate[5]	10%[4]	16%	10%	13%
1 Inception.
2 Includes increases from redemption fees of $0.00, $0.00, $0.00, and $0.01.
3 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

REIT Index Fund

Financial Highlights

Institutional Shares
	Six Months Ended July 31, 2010

For a Share Outstanding		Year Ended January 31,
Throughout Each Period		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.28	$6.61	$13.46	$18.33	$14.06	$11.36
Investment Operations
Net Investment Income	.140	.326	.401	.420	.366	.385
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.945	2.777	(6.591)	(4.605)	4.621	3.099
Total from Investment Operations	2.085	3.103	(6.190)	(4.185)	4.987	3.484
Distributions
Dividends from Net Investment Income	(.185)	(.326)	(.386)	(.426)	(.368)	(.389)
Distributions from Realized Capital Gains	—	—	(.083)	(.131)	(.273)	(.350)
Return of Capital	—	(.107)	(.191)	(.128)	(.076)	(.045)
Total Distributions	(.185)	(.433)	(.660)	(.685)	(.717)	(.784)
Net Asset Value, End of Period	$11.18	$9.28	$6.61	$13.46	$18.33	$14.06

Total Return[2]	22.55%	48.90%	-47.82%	-23.18%	36.45%	31.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,264	$907	$504	$722	$960	$571
Ratio of Total Expenses to
Average Net Assets	0.08%[3]	0.09%	0.09%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.65%[3]	4.11%	3.48%	2.63%	2.38%	3.02%
Portfolio Turnover Rate[4]	10%[3]	16%	10%	13%	11%	17%
1 Includes increases from redemption fees of $0.00, $0.00, $0.00, $0.01, $0.00, and $0.00.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

REIT Index Fund

Financial Highlights

ETF Shares
	Six Months Ended July 31, 2010

For a Share Outstanding		Year Ended January 31,
Throughout Each Period		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$42.30	$30.14	$61.31	$83.55	$64.07	$51.77
Investment Operations
Net Investment Income	.628	1.473	1.820	1.908	1.654	1.745
Net Realized and Unrealized Gain (Loss)
on Investments[1]	8.836	12.651	(29.990)	(21.037)	21.080	14.116
Total from Investment Operations	9.464	14.124	(28.170)	(19.129)	22.734	15.861
Distributions
Dividends from Net Investment Income	(.834)	(1.478)	(1.757)	(1.931)	(1.665)	(1.764)
Distributions from Realized Capital Gains	—	—	(.377)	(.598)	(1.242)	(1.594)
Return of Capital	—	(.486)	(.866)	(.582)	(.347)	(.203)
Total Distributions	(.834)	(1.964)	(3.000)	(3.111)	(3.254)	(3.561)
Net Asset Value, End of Period	$50.93	$42.30	$30.14	$61.31	$83.55	$64.07

Total Return	22.48%	48.74%	-47.77%	-23.23%	36.48%	31.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,663	$4,678	$1,414	$2,082	$1,713	$871
Ratio of Total Expenses to
Average Net Assets	0.12%[2]	0.13%	0.11%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.61%[2]	4.07%	3.46%	2.62%	2.36%	3.00%
Portfolio Turnover Rate[3]	10%[2]	16%	10%	13%	11%	17%
1 Includes increases from redemption fees of $0.00, $0.01, $0.01, $0.04, $0.01, and $0.01.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares and Institutional Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Swap Contracts: The fund has entered into swap transactions to earn the total return on a specified REIT index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with the swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

18

REIT Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $2,436,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.97% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

19

REIT Index Fund

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	13,624,935	—	—
Temporary Cash Investments	121,945	5,989	—
Swap Contracts—Assets	—	7,579	—
Total	13,746,880	13,568	—

D. At July 31, 2010, the fund had the following open total return swap contract:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)[2]	($000)
MSCI US REIT Gross
Total Return Index	8/4/11	GSI	76,981	(0.196%)	7,579
1 GSI—Goldman Sachs International.
2 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. The contract provides for the payment of interest based on LIBOR less a fixed interest rate spread.

At July 31, 2010, the counterparty had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2010, the fund realized $477,945,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2010, the fund had available capital loss carryforwards totaling $396,594,000 to offset future net capital gains through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2010, the cost of investment securities for tax purposes was $14,049,679,000. Net unrealized depreciation of investment securities for tax purposes was $296,810,000, consisting of unrealized gains of $1,333,934,000 on securities that had risen in value since their purchase and $1,630,744,000 in unrealized losses on securities that had fallen in value since their purchase.

20

REIT Index Fund

F. During the six months ended July 31, 2010, the fund purchased $2,231,654,000 of investment securities and sold $1,719,785,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended July 31, 2010		Year Ended January 31, 2010

	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	601,504	37,047	805,386	70,148
Issued in Lieu of Cash Distributions	65,139	3,988	144,818	12,990
Redeemed[1]	(462,476)	(28,889)	(652,261)	(55,891)
Net Increase (Decrease)—Investor Shares	204,167	12,146	297,943	27,247
Admiral Shares
Issued	188,150	2,717	227,091	4,473
Issued in Lieu of Cash Distributions	21,907	314	47,522	1,002
Redeemed[1]	(118,315)	(1,716)	(210,298)	(4,289)
Net Increase (Decrease)—Admiral Shares	91,742	1,315	64,315	1,186
Signal Shares
Issued	93,404	5,003	148,001	11,605
Issued in Lieu of Cash Distributions	8,332	448	20,008	1,595
Redeemed[1]	(69,829)	(3,788)	(177,671)	(13,365)
Net Increase (Decrease)—Signal Shares	31,907	1,663	(9,662)	(165)
Institutional Shares
Issued	228,165	21,687	272,886	36,428
Issued in Lieu of Cash Distributions	17,368	1,610	34,721	4,703
Redeemed[1]	(82,575)	(7,880)	(156,378)	(19,585)
Net Increase (Decrease)—Institutional Shares	162,958	15,417	151,229	21,546
ETF Shares
Issued	1,055,166	21,594	2,512,381	68,773
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(1,058,278)	(21,000)	(183,337)	(5,100)
Net Increase (Decrease)—ETF Shares	(3,112)	594	2,329,044	63,673
1 Net of redemption fees for fiscal 2011 and 2010 of $820,000 and $1,733,000, respectively (fund totals).

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

21

REIT Index Fund

		Current Period Transactions
	January 31, 2010 Market Value ($000)		Proceeds from Securities Sold ($000)		July 31, 2010 Market Value ($000)
		Purchases at Cost ($000)		Dividend Income ($000)

Acadia Realty Trust	NA1	5,510	4,057	486	37,286
Alexandria Real Estate Equities Inc.	132,690	20,667	21,058	1,385	NA2
AMB Property Corp.	179,533	55,332	30,478	2,514	NA2
American Campus Communities Inc.	68,501	9,570	10,309	334	76,422
Apartment Investment &
Management Co.	91,957	15,191	17,318	65	127,172
AvalonBay Communities Inc.	313,232	53,281	53,178	2,971	NA2
BioMed Realty Trust Inc.	73,122	24,297	13,111	1,016	NA2
Boston Properties Inc.	459,827	69,362	75,042	5,822	575,494
Brandywine Realty Trust	73,859	10,103	11,063	1,668	NA2
BRE Properties Inc.	NA1	32,427	16,415	1,151	131,488
Camden Property Trust	127,160	18,713	20,123	1,738	NA2
Corporate Office Properties
Trust SBI	105,911	15,253	15,665	1,878	NA2
DCT Industrial Trust Inc.	51,735	7,097	6,720	924	NA2
Duke Realty Corp.	129,680	32,749	20,000	2,225	NA2
DuPont Fabros Technology Inc.	35,475	25,663	7,528	484	NA2
EastGroup Properties Inc.	50,807	6,788	5,840	1,268	49,154
Education Realty Trust Inc.	NA1	3,029	2,297	—	19,917
Entertainment Properties Trust	75,027	21,173	12,924	2,819	98,111
Equity Residential	449,138	78,360	71,878	2,724	653,518
Federal Realty Investment Trust	200,594	29,752	31,314	3,934	242,198
FelCor Lodging Trust Inc.	12,494	11,071	3,880	—	NA2
Glimcher Realty Trust	NA1	7,781	2,732	133	27,891
HCP Inc.	421,644	62,073	61,772	7,132	NA2
Health Care REIT Inc.	NA1	40,130	34,291	6,201	283,380
Healthcare Realty Trust Inc.	63,667	10,169	8,686	872	NA2
Highwoods Properties Inc.	109,497	14,427	15,288	1,708	112,535
Home Properties Inc.	74,927	13,072	9,541	821	NA2
Hospitality Properties Trust	138,178	19,298	19,775	4,419	127,583
Host Hotels & Resorts Inc.	336,781	61,489	62,322	645	NA2
HRPT Properties Trust	76,322	23,072	12,776	2,549	NA3
Kilroy Realty Corp.	63,764	24,257	11,435	795	NA2
Kimco Realty Corp.	259,331	39,642	39,933	4,320	309,020

22

REIT Index Fund

		Current Period Transactions
	January 31, 2010 Market Value ($000)		Proceeds from Securities Sold ($000)		July 31, 2010 Market Value ($000)
		Purchases at Cost ($000)		Dividend Income ($000)

Kite Realty Group Trust	12,207	1,731	1,903	74	14,766
LaSalle Hotel Properties	65,505	15,560	11,287	70	NA2
Liberty Property Trust	173,612	23,820	24,051	4,635	180,763
Macerich Co.	149,163	100,534	32,974	3,182	269,735
Mack-Cali Realty Corp.	130,706	17,591	17,488	3,091	129,020
Medical Properties Trust Inc.	41,046	20,109	6,946	954	NA2
Mid-America Apartment
Communities Inc.	67,739	11,169	9,611	1,118	NA2
National Retail Properties Inc.	83,398	13,245	11,801	3,221	96,937
Omega Healthcare Investors Inc.	79,686	18,918	12,809	2,341	NA2
Parkway Properties Inc.	23,028	2,369	2,503	69	18,273
Post Properties Inc.	43,719	7,450	7,963	63	62,578
ProLogis	NA1	55,834	37,684	4,523	260,402
Realty Income Corp.	148,978	21,241	23,025	3,673	169,403
Regency Centers Corp.	151,287	21,469	35,649	2,956	155,647
Retail Opportunity Investments Corp.	—	21,153	492	7	20,747
Senior Housing Properties Trust	135,404	18,204	19,105	3,761	145,241
Simon Property Group Inc.	1,049,446	159,425	154,172	16,151	1,308,191
SL Green Realty Corp.	178,778	29,615	30,515	747	237,070
Sovran Self Storage Inc.	46,761	6,509	6,126	862	51,262
Strategic Hotels & Resorts Inc.	8,823	18,817	3,239	—	NA2
Sunstone Hotel Investors Inc.	NA1	7,821	7,358	—	51,194
Tanger Factory Outlet Centers	77,998	11,494	11,295	1,397	91,037
Taubman Centers Inc.	86,027	14,435	13,395	1,823	112,605
UDR Inc.	119,826	20,427	17,802	340	NA2
Ventas Inc.	337,888	48,763	52,148	6,756	401,896
	7,385,878			126,815	6,647,936
1 Not applicable—At January 31, 2010, the issuer was not an affiliated company of the fund.
2 Not applicable—At July 31, 2010, the security was still held but the issuer was no longer an affiliated company of the fund.
3 Not applicable—In July 2010, HRPT Properties Trust changed its name to CommonWealth REIT. At July 31, 2010 CommonWealth REIT was not an affiliated company of the fund.

I. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended July 31, 2010
	Beginning Account Value 1/31/2010	Ending Account Value 7/31/2010	Expenses Paid During Period

REIT Index Fund
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,223.96	$1.43
Admiral Shares	1,000.00	1,224.71	0.66
Signal Shares	1,000.00	1,224.85	0.66
Institutional Shares	1,000.00	1,225.48	0.44
ETF Shares	1,000.00	1,224.77	0.66
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.51	$1.30
Admiral Shares	1,000.00	1,024.20	0.60
Signal Shares	1,000.00	1,024.20	0.60
Institutional Shares	1,000.00	1,024.40	0.40
ETF Shares	1,000.00	1,024.20	0.60
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.08% for Institutional Shares, and 0.12% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard REIT Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with its investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

27

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education of
of The Vanguard Group since 2008; Chief Executive	the University of Pennsylvania; Director of Carnegie
Officer and President of The Vanguard Group and of	Corporation of New York, Schuylkill River Development
each of the investment companies served by The	Corporation, and Greater Philadelphia Chamber of
Vanguard Group since 2008; Director of Vanguard	Commerce; Trustee of the National Constitution Center;
Marketing Corporation; Managing Director of The	Chair of the Presidential Commission for the Study of
Vanguard Group (1995–2008).	Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer since
Born 1948. Trustee Since January 2008. Principal	2006 (retired 2008) and Member of the Executive
Occupation(s) During the Past Five Years: Executive	Committee (retired 2008) of Johnson & Johnson
Chief Staff and Marketing Officer for North America	(pharmaceuticals/consumer products); Vice President
and Corporate Vice President (retired 2008) of Xerox	and Chief Information Officer of Johnson & Johnson
Corporation (document management products and	(1997–2005); Director of the University Medical Center
services); Director of SPX Corporation (multi-industry	at Princeton and Women’s Research and Education
manufacturing), the United Way of Rochester,	Institute; Member of the Advisory Board of the
Amerigroup Corporation (managed health care),	Maxwell School of Citizenship and Public Affairs
the University of Rochester Medical Center, and	at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory Council
Board of Managers of Delphi Automotive LLP	for the College of Arts and Letters at the University of
(automotive components).	Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the Federal	General Counsel of The Vanguard Group since 2005;
Reserve Bank of Cleveland; Trustee of The Cleveland	Secretary of The Vanguard Group and of each of the
Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	R. Gregory Barton	Michael S. Miller
Director of Corning Incorporated and Dow Corning;	Mortimer J. Buckley	James M. Norris
Trustee of the Corning Incorporated Foundation and	Kathleen C. Gubanich	Glenn W. Reed
the Corning Museum of Glass; Overseer of the	Paul A. Heller	George U. Sauter
Amos Tuck School of Business Administration at
Dartmouth College.
Chairman Emeritus and Senior Advisor

Executive Officers	John J. Brennan
Chairman, 1996–2009
Glenn Booraem	Chief Executive Officer and President, 1996–2008
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	Founder
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
sponsored, endorsed, or promoted by MSCI, and MSCI
Direct Investor Account Services > 800-662-2739	bears no liability with respect to any such funds or
securities. For any such funds or securities, the
Institutional Investor Services > 800-523-1036	prospectus or the Statement of Additional Information
contains a more detailed description of the limited
Text Telephone for People	relationship MSCI has with The Vanguard Group and
With Hearing Impairment > 800-749-7273	any related funds.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1232 092010

Vanguard Dividend Growth Fund
Semiannual Report

July 31, 2010

> For the six months ended July 31, 2010, Vanguard Dividend Growth Fund returned 1.44%.

> During the period, the fund trailed both its benchmark index and the average return of its peer funds.

> Security selection, particularly in the industrial, information technology, and energy sectors, hurt performance relative to the benchmark index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended July 31, 2010
Total
Returns
Vanguard Dividend Growth Fund	1.44%
Dividend Growth Spliced Index	3.28
Large-Cap Core Funds Average	2.07
Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002. The fund’s benchmark was the Russell 1000 Index through January 31, 2010, after which it was changed to the Dividend Achievers Select Index. The Dividend Achievers Select Index is administered exclusively for Vanguard by Mergent, Inc.
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2010, Through July 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$12.82	$12.87	$0.131	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Dividend Growth Fund returned 1.44% for the six months ended July 31, 2010, lagging the return of its index benchmark and the average return of large-cap core funds.

The investment strategy employed by the advisor, Wellington Management Company, kept the fund a bit behind its comparative standards during the stock market’s bumpy six-month ride. At times when the market was performing well, investors tended to favor mid- and small-cap stocks, whereas Wellington Management concentrates on large, profitable companies that are likely to raise their dividends in the future. Individual stock selection also limited the fund’s returns for the six-month period.

Please note that, effective February 1, 2010, the Dividend Growth Fund’s primary benchmark was changed to the Dividend Achievers Select Index, a standard that is more consistent with the fund’s mandate of investing in high-quality companies that have a history of increasing their dividends over time. The “Dividend Growth Spliced Index” shown on page 1 and elsewhere in this report combines the old and new benchmarks for performance-comparison purposes.

2

Stock markets moved higher but the journey was tense
Global stock markets emerged from a turbulent six-month stretch with respectable single-digit gains. Prices rallied in early spring, buoyed by rapid growth in corporate earnings, but fell sharply in May and June as Europe’s sovereign debt crisis took center stage. Signs that the U.S. economic recovery might be sputtering also dampened investor spirits. By the end of the six-month period, however, stock markets had recouped the previous months’ losses as corporate bellwethers continued to report strong profits, and investors’ moods brightened.

For the full period, the U.S. stock market returned more than 4%. Smaller-company stocks, which are less exposed to global turmoil than large-capitalization multinationals, returned about 9%. International stocks finished the period with a modestly positive return, as strong performance from emerging markets compensated for weaker returns in Europe.

High-quality bonds rallied amid the search for safety
Turmoil in the stock markets and mixed economic signals drove bond prices higher, and yields lower, as investors sought safety in high-quality government and corporate bonds. At the start of the period, the yield of the benchmark 10-year U.S. Treasury note stood at 3.61%. By the end of the period, it had dipped to 2.91%, and the rates on home-mortgage loans were at their lowest levels since the 1950s.

Market Barometer

	Total Returns Periods Ended July 31, 2010

	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.84%	14.51%	0.02%
Russell 2000 Index (Small-caps)	8.79	18.43	0.47
Dow Jones U.S. Total Stock Market Index	4.48	15.36	0.45
MSCI All Country World Index ex USA (International)	2.26	10.12	4.89

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.85%	8.91%	5.96%
Barclays Capital Municipal Bond Index	4.06	9.15	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.12	2.58

CPI
Consumer Price Index	0.61%	1.24%	2.21%

3

Rising bond prices led to strong six-month returns in both the taxable and municipal bond markets. The returns from money market instruments, by contrast, remained vanishingly small. Yields have hovered near 0% since late 2008, when the Federal Reserve Board set its target for short-term interest rates between 0% and 0.25%.

The fund’s stock selections fell a few steps behind
In the universe of dividend-focused stock funds, the Dividend Growth Fund is distinctive. Like other income-oriented portfolios, the fund concentrates on large, high-quality companies that have a history of paying dividends. However, Wellington Management keeps an eye on the future as well as the present. Wellington focuses on companies with the ability to increase their earnings over time, subsequently raise their dividends, and then maintain those payouts in the years ahead.

This approach bodes well for the long term, as companies with these features are well positioned to steadily grow and provide their investors with a stable stream of income. But this approach restrained the Dividend Growth Fund during the past 18 months.

While the remarkable stock market recovery that began in March 2009 was a rising tide that lifted all boats, some vessels rode the waves higher than others. Lower-quality stocks that were most beaten down during the financial crisis led the recovery during the first year. Because of its high-quality orientation, the Dividend

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Dividend Growth Fund	0.38%	1.27%
The fund expense ratio shown is from the prospectus dated May 28, 2010, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2010, the fund’s annualized expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Core Funds.

4

Growth Fund trailed its benchmark index and the average return of its peer funds in this period.

During the six months just ended, the rally faded and weakness returned to the stock market. When the market did climb, however, it was mid- and small-cap stocks that set the pace—yet another challenge for the Dividend Growth Fund and other funds that focus on large-cap stocks.

Compared with its benchmark index, however, the fund’s shortcomings primarily stemmed from stock selection. Much of the ground was lost in the industrial sector, where errors of omission were the culprit. The fund didn’t hold Caterpillar and 3M, two stocks that appreciated significantly during the six months.

The Dividend Growth Fund was also hurt by some of the stocks it did own, notably in the information technology and energy sectors. Most of the energy sector has been dragged down by the Gulf Coast oil spill. The fund held BP, the global energy titan at the epicenter of the disaster, as well as Total S.A. and BG Group. Dividend Growth also had significant exposure to Western Union and Microsoft, technology giants that have much smaller weightings in the benchmark index; both stocks suffered during the half-year.

Relative to the benchmark, the fund benefited from strong stock selection in the traditionally dividend-heavy financial and health care sectors. In the financial sector, insurance companies were the stars for the period, especially ACE and Marsh & McLennan. Pharmaceutical companies stood out in health care. The fund owned AstraZeneca, a top performer, and had relatively little exposure to struggling Abbott Laboratories, a significant presence in the benchmark. The fund’s two best-performing sectors, materials and utilities, were also two of its smallest allocations and thus only slightly aided returns.

A long-term approach matters when the market’s most turbulent
Volatility returned to the stock market during the recent half-year. The April–June period was the market’s first negative calendar quarter since the beginning of 2009. However, July brought strong returns after more than two months of turbulence, and the market managed a small gain for the six months.

This period underscores the unpredictability that is inherent in the stock market. Rather than focus on the market’s daily twists and turns, Vanguard urges investors to maintain a long-term approach. Controlling the unpredictable market is impossible, but you can dictate how your money is invested. We believe that a diversified mix

5

of stock, bond, and money market mutual funds, held in proportions tailored to your goals, time horizon, and risk tolerance, is the most effective long-term investment program.

Vanguard Dividend Growth Fund, with its low costs and emphasis on companies that are positioned to raise their dividends over time, can be an important part of such a long-term, well-diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 12, 2010

6

Advisor’s Report

Vanguard Dividend Growth Fund returned 1.44% for the six-month period ended July 31, 2010. This performance lagged the 3.28% return of the Dividend Achievers Select Index as well as the 2.07% average return of large-capitalization core funds.

The investment environment
The investment environment in 2010 thus far has been dominated by two related concerns, with investors unsure which to worry about most. First is the question of whether public stimulus programs will succeed in reviving willingness to spend among businesses and consumers. The second is whether to expect inflation or deflation in the near term as the economy continues to struggle.

We believe fiscal and monetary stimulus will win over austerity in the long run and eventually result in an inflationary environment. How well policymakers manage this outcome will be critical; however, in the near term we think the possibility of deflation is the more relevant concern. The market’s choppy performance during the past six months is unsurprising given these uncertainties.

The fund’s successes
On an absolute basis, seven of ten sectors contributed positively to performance during the period. The fund’s holdings in the materials and utility sectors returned the most. Among the portfolio’s top absolute contributors were Emerson Electric, United Parcel Service, and Praxair.

Based on present dividend trends, the current portfolio is expected to produce asset-weighted dividend growth of 13.7% for 2010. The portfolio produced dividend growth of about 10% in calendar-year 2009 and 14% in calendar 2008. To date, several companies have yet to announce their dividend plans for 2010, so our current projection for dividend growth may turn out to be understated. The most notable announcements to date have come from ConocoPhillips, Western Union, Walgreen, and Colgate-Palmolive.

The fund’s shortfalls
Our energy, health care, and information technology holdings did not perform well during the period. Among the notable detractors were Walgreen, Pfizer, and Medtronic.

While we would prefer all the stocks in the fund to perform well at all times, it is inevitable that some will detract from the fund’s performance over a given period. We assess a stock’s contribution over a longer time frame, and with an eye consistently focused on dividend action. We expect these three companies to raise their dividends 40%, 13% and 15%, respectively, in the near term.

7

The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to fulfill this objective by carefully building the portfolio one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry weightings are a result of this process. The fund has significant positions in the health care, industrial, technology, and consumer staples sectors, and less exposure to the utilities, telecommunication services, and financial sectors.

As mentioned earlier, there are important uncertainties that make portfolio positioning challenging. We believe deflation may well be the most relevant possibility to consider in the near term. High-quality companies with strong business models and the ability to raise prices are best positioned to combat deflation. We are comforted knowing that the dividend-growing companies in this portfolio largely fit that profile and should do well in a deflationary environment.

Donald J. Kilbride,
Senior Vice President and Equity Portfolio Manager
Wellington Management Company, LLP
August 11, 2010

8

Dividend Growth Fund

Fund Profile
As of July 31, 2010

Portfolio Characteristics
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Number of Stocks	47	142	4,101
Median Market Cap $40.7B		$40.7B	$27.0B
Price/Earnings Ratio	13.7x	15.1x	17.4x
Price/Book Ratio	2.7x	2.9x	2.0x
Return on Equity	25.1%	25.8%	19.0%
Earnings Growth Rate	8.3%	7.9%	6.7%
Dividend Yield	2.7%	2.6%	1.9%
Foreign Holdings	6.4%	0.0%	0.0%
Turnover Rate
(Annualized)	20%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.38%	—	—
30-Day SEC Yield	2.14%	—	—
Short-Term Reserves	4.6%	—	—

Sector Diversification (% of equity exposure)
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Consumer
Discretionary	7.4%	11.8%	11.5%
Consumer Staples	17.0	25.3	10.3
Energy	13.7	10.3	9.6
Financials	7.4	6.5	17.5
Health Care	16.8	13.3	11.0
Industrials	15.5	19.5	11.1
Information
Technology	14.6	6.0	18.7
Materials	4.2	5.7	4.1
Telecommunication
Services	1.6	0.2	2.7
Utilities	1.8	1.4	3.5

Volatility Measures
		DJ
	Dividend	U.S. Total
	Growth	Market
	Spliced Index	Index
R-Squared	0.95	0.94
Beta	0.79	0.76
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Automatic Data	Data Processing &
Processing Inc.	Outsourced
	Services	3.4%
Johnson & Johnson	Pharmaceuticals	3.3
United Parcel Service	Air Freight &
Inc. Class B	Logistics	3.1
ConocoPhillips	Integrated Oil &
	Gas	3.1
International Business	IT Consulting &
Machines Corp.	Other Services	2.9
BG Group PLC	Integrated Oil &
	Gas	2.6
PepsiCo Inc.	Soft Drinks	2.6
Cardinal Health Inc.	Health Care
	Distributors	2.6
ACE Ltd.	Property & Casualty
	Insurance	2.5
Medtronic Inc.	Health Care
	Equipment	2.4
Top Ten		28.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 28, 2010, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratio was 0.36%.

9

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2000, Through July 31, 2010

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002. The fund’s benchmark was the Russell 1000 Index through January 31, 2010, after which it was changed to the Dividend Achievers Select Index. The Dividend Achievers Select Index is administered exclusively for Vanguard by Mergent, Inc.
Note: Prior to December 6, 2002, the fund was known as the Utilities Income Fund. For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	11.77%	2.60%	1.38%

See Financial Highlights for dividend and capital gains information.

10

Dividend Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (95.4%)
Consumer Discretionary (7.1%)
McDonald’s Corp.	931,020	64,920
Lowe’s Cos. Inc.	3,008,790	62,402
Staples Inc.	3,019,270	61,382
NIKE Inc. Class B	791,750	58,304
		247,008
Consumer Staples (16.2%)
PepsiCo Inc.	1,383,140	89,780
Procter & Gamble Co.	1,353,910	82,805
Sysco Corp.	2,616,290	81,026
Walgreen Co.	2,642,880	75,454
Wal-Mart Stores Inc.	1,462,370	74,859
Kimberly-Clark Corp.	847,710	54,355
Coca-Cola Co.	971,550	53,542
Colgate-Palmolive Co.	660,430	52,161
		563,982
Energy (13.1%)
ConocoPhillips	1,947,400	107,535
BG Group PLC	5,627,429	90,248
Chevron Corp.	1,015,960	77,426
Exxon Mobil Corp.	1,198,780	71,543
Enbridge Inc.	1,252,500	60,922
Schlumberger Ltd.	823,180	49,111
		456,785
Financials (7.0%)
ACE Ltd.	1,654,940	87,844
Wells Fargo & Co.	2,130,510	59,079
Chubb Corp.	1,057,340	55,648
Marsh &
McLennan Cos. Inc.	1,774,110	41,727
		244,298
Health Care (16.0%)
Johnson & Johnson	1,961,840	113,963
Cardinal Health Inc.	2,763,560	89,180
Medtronic Inc.	2,254,390	83,345
Pfizer Inc.	5,231,100	78,467

		Market
		Value
	Shares	($000)
^ AstraZeneca PLC ADR	1,402,030	70,718
Eli Lilly & Co.	1,796,680	63,962
Abbott Laboratories	1,210,940	59,433
		559,068
Industrials (14.8%)
United Parcel Service Inc.
Class B	1,688,850	109,775
General Dynamics Corp.	1,267,140	77,612
Honeywell
International Inc.	1,680,370	72,021
Waste Management Inc.	1,803,230	61,220
Lockheed Martin Corp.	805,340	60,521
Emerson Electric Co.	1,065,920	52,806
United Technologies Corp.	674,500	47,957
Illinois Tool Works Inc.	790,500	34,387
		516,299
Information Technology (13.9%)
Automatic Data
Processing Inc.	2,885,200	119,072
International Business
Machines Corp.	788,090	101,191
Western Union Co.	4,793,800	77,803
Microsoft Corp.	2,481,920	64,058
Accenture PLC Class A	1,584,380	62,805
Oracle Corp.	2,573,500	60,838
		485,767
Materials (4.0%)
Praxair Inc.	893,740	77,594
Ecolab Inc.	1,277,360	62,476
		140,070
Telecommunication Services (1.5%)
AT&T Inc.	1,980,130	51,365

Utilities (1.8%)
Dominion Resources Inc.	1,449,170	60,851
Total Common Stocks
(Cost $3,152,705)		3,325,493

11

Dividend Growth Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (5.3%)
Money Market Fund (0.7%)
1,2 Vanguard Market
Liquidity Fund,
0.297%	23,935,000	23,935

	Face
	Amount
	($000)
Repurchase Agreement (4.6%)
Credit Suisse Securities
(USA) LLC 0.210%,
8/2/10 (Dated 7/30/10,
Repurchase Value
$162,103,000,
collateralized by
Federal Home Loan
Mortgage Corp.
3.500%–6.500%,
3/1/13–6/1/36)	162,100	162,100
Total Temporary Cash Investments
(Cost $186,035)		186,035
Total Investments (100.7%)
(Cost $3,338,740)		3,511,528
Other Assets and Liabilities (-0.7%)
Other Assets		17,264
Liabilities[2]		(43,077)
		(25,813)
Net Assets (100%)
Applicable to 270,760,368 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,485,715
Net Asset Value Per Share		$12.87

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	3,418,348
Undistributed Net Investment Income	2,498
Accumulated Net Realized Losses	(107,957)
Unrealized Appreciation (Depreciation)
Investment Securities	172,788
Foreign Currencies	38
Net Assets	3,485,715

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $23,218,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $23,935,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Growth Fund

Statement of Operations

Six Months Ended July 31, 2010

($000)
Investment Income
Income
Dividends[1]	43,208
Interest	137
Security Lending	41
Total Income	43,386
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,753
Performance Adjustment	561
The Vanguard Group—Note C
Management and Administrative	2,971
Marketing and Distribution	402
Custodian Fees	28
Shareholders’ Reports	45
Trustees’ Fees and Expenses	3
Total Expenses	5,763
Expenses Paid Indirectly	(23)
Net Expenses	5,740
Net Investment Income	37,646
Realized Net Gain (Loss)
Investment Securities Sold	22,123
Foreign Currencies	(31)
Realized Net Gain (Loss)	22,092
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(34,056)
Foreign Currencies	38
Change in Unrealized Appreciation (Depreciation)	(34,018)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,720
1 Dividends are net of foreign withholding taxes of $15,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Statement of Changes in Net Assets

	Six Months Ended July 31, 2010	Year Ended January 31, 2010

	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,646	56,033
Realized Net Gain (Loss)	22,092	(43,008)
Change in Unrealized Appreciation (Depreciation)	(34,018)	461,001
Net Increase (Decrease) in Net Assets Resulting from Operations	25,720	474,026
Distributions
Net Investment Income	(34,711)	(56,342)
Realized Capital Gain	—	—
Total Distributions	(34,711)	(56,342)
Capital Share Transactions
Issued	947,397	1,162,613
Issued in Lieu of Cash Distributions	29,483	47,849
Redeemed	(296,500)	(558,468)
Net Increase (Decrease) from Capital Share Transactions	680,380	651,994
Total Increase (Decrease)	671,389	1,069,678
Net Assets
Beginning of Period	2,814,326	1,744,648
End of Period[1]	3,485,715	2,814,326
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,498,000 and ($406,000).

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Financial Highlights

	Six Months Ended July 31, 2010

For a Share Outstanding		Year Ended January 31,
Throughout Each Period		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.82	$10.42	$14.38	$14.74	$12.75	$11.89
Investment Operations
Net Investment Income	.142	.291	.264	.290	.260	.220
Net Realized and Unrealized Gain (Loss)
on Investments	.039	2.401	(3.960)	(.270)	1.990	.880
Total from Investment Operations	.181	2.692	(3.696)	.020	2.250	1.100
Distributions
Dividends from Net Investment Income	(.131)	(.292)	(.264)	(.280)	(.260)	(.240)
Distributions from Realized Capital Gains	—	—	—	(.100)	—	—
Total Distributions	(.131)	(.292)	(.264)	(.380)	(.260)	(.240)
Net Asset Value, End of Period	$12.87	$12.82	$10.42	$14.38	$14.74	$12.75

Total Return[1]	1.44%	26.01%	-25.97%	-0.01%	17.84%	9.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,486	$2,814	$1,745	$1,326	$1,243	$995
Ratio of Total Expenses to
Average Net Assets[2]	0.36%[3]	0.38%	0.36%	0.32%	0.38%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.33%[3]	2.59%	2.25%	1.91%	1.93%	1.85%
Portfolio Turnover Rate	20%[3]	24%	28%	36%	41%	16%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.00%, 0.01%, and 0.01%.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

16

Dividend Growth Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Index for periods prior to February 1, 2010, and the current benchmark, the Dividend Achievers Select Index, beginning February 1, 2010. The benchmark change will be fully phased in by January 2013. For the six months ended July 31, 2010, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before an increase of $561,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $638,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended July 31, 2010, these arrangements reduced the fund’s expenses by $23,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,235,245	90,248	—
Temporary Cash Investments	23,935	162,100	—
Total	3,259,180	252,348	—

17

Dividend Growth Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2010, the fund realized net foreign currency losses of $31,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2010, the fund had available capital loss carryforwards totaling $129,664,000 to offset future net capital gains of $17,975,000 through January 31, 2017, and $111,689,000 through January 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2010, the cost of investment securities for tax purposes was $3,338,740,000. Net unrealized appreciation of investment securities for tax purposes was $172,788,000, consisting of unrealized gains of $243,870,000 on securities that had risen in value since their purchase and $71,082,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2010, the fund purchased $949,419,000 of investment securities and sold $301,807,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2010	January 31, 2010
	Shares	Shares
	(000)	(000)
Issued	71,573	97,395
Issued in Lieu of Cash Distributions	2,361	3,923
Redeemed	(22,667)	(49,252)
Net Increase (Decrease) in Shares Outstanding	51,267	52,066

I. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Six Months Ended July 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	1/31/2010	7/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,014.43	$1.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	1.81
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

21

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education of
of The Vanguard Group since 2008; Chief Executive	the University of Pennsylvania; Director of Carnegie
Officer and President of The Vanguard Group and of	Corporation of New York, Schuylkill River Development
each of the investment companies served by The	Corporation, and Greater Philadelphia Chamber of
Vanguard Group since 2008; Director of Vanguard	Commerce; Trustee of the National Constitution Center;
Marketing Corporation; Managing Director of The	Chair of the Presidential Commission for the Study of
Vanguard Group (1995–2008).	Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer since
Born 1948. Trustee Since January 2008. Principal	2006 (retired 2008) and Member of the Executive
Occupation(s) During the Past Five Years: Executive	Committee (retired 2008) of Johnson & Johnson
Chief Staff and Marketing Officer for North America	(pharmaceuticals/consumer products); Vice President
and Corporate Vice President (retired 2008) of Xerox	and Chief Information Officer of Johnson & Johnson
Corporation (document management products and	(1997–2005); Director of the University Medical Center
services); Director of SPX Corporation (multi-industry	at Princeton and Women’s Research and Education
manufacturing), the United Way of Rochester,	Institute; Member of the Advisory Board of the
Amerigroup Corporation (managed health care),	Maxwell School of Citizenship and Public Affairs
the University of Rochester Medical Center, and	at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory Council
Board of Managers of Delphi Automotive LLP	for the College of Arts and Letters at the University of
(automotive components).	Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the Federal	General Counsel of The Vanguard Group since 2005;
Reserve Bank of Cleveland; Trustee of The Cleveland	Secretary of The Vanguard Group and of each of the
Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	R. Gregory Barton	Michael S. Miller
Director of Corning Incorporated and Dow Corning;	Mortimer J. Buckley	James M. Norris
Trustee of the Corning Incorporated Foundation and	Kathleen C. Gubanich	Glenn W. Reed
the Corning Museum of Glass; Overseer of the	Paul A. Heller	George U. Sauter
Amos Tuck School of Business Administration at
Dartmouth College.
Chairman Emeritus and Senior Advisor

Executive Officers	John J. Brennan
Chairman, 1996–2009
Glenn Booraem	Chief Executive Officer and President, 1996–2008
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	Founder
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper Inc. or
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© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q572 092010

Vanguard Dividend Appreciation
Index Fund Semiannual Report

July 31, 2010

> For the fiscal half-year ended July 31, 2010, Vanguard Dividend Appreciation Index Fund returned about 3%.

> The fund’s performance closely tracked that of its target index and bettered the average return of its peers.

> The industrials, consumer discretionary, and materials sectors contributed the most to the fund’s results. Health care was the only sector to post a negative return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	18
Trustees Approve Advisory Arrangement.	20
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended July 31, 2010
Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	3.26%
ETF Shares
Market Price	3.33
Net Asset Value	3.29
Dividend Achievers Select Index	3.28
Large-Cap Core Funds Average	2.07
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Your Fund’s Performance at a Glance
January 31, 2010, Through July 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$18.33	$18.75	$0.178	$0.000
ETF Shares	45.81	46.84	0.475	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Dividend Appreciation Index Fund returned about 3% for the six months ended July 31, 2010. This result closely tracked the return of its benchmark, the Dividend Achievers Select Index, and was more than 1 percentage point ahead of the average return of its peer group.

A year ago, the fund’s return was powered by banks and brokerages, which were rebounding from their financial-crisis lows. Such was not the case this year. Because many of these companies have cut their dividends in the past year, their weighting in the index—and the fund—is now much smaller, limiting their impact on the fund’s performance.

Instead, the fund’s returns were driven by its sizable industrials sector, which turned in strong six-month results. Consumer discretionary and materials stocks were also strong performers. Health care stocks notched the poorest results as many pharmaceutical and medical equipment companies struggled.

Stock markets moved higher but the journey was tense
Global stock markets emerged from a turbulent six-month stretch with respect- able single-digit gains. Prices rallied in early spring, buoyed by rapid growth in corporate

2

earnings, but fell sharply in May and June as Europe’s sovereign debt crisis took center stage. Signs that the U.S. economic recovery might be sputtering also dampened investor spirits. By the end of the six-month period, however, stock markets had recouped the previous months’ losses as corporate bellwethers continued to report strong profits, and investors’ moods brightened.

For the full period, the U.S. stock market returned more than 4%. Smaller-company stocks, which are less exposed to global turmoil than are large-cap multinationals, returned about 9%. International stocks finished the period with a modestly positive return, as strong performance from emerging markets compensated for weaker returns in Europe.

High-quality bonds rallied amid the search for safety
Turmoil in the stock markets and mixed economic signals drove bond prices higher, and yields lower, as investors sought safety in high-quality government and corporate bonds. At the start of the period, the yield of the benchmark 10-year U.S. Treasury note stood at 3.61%. By the end of the period, it had dipped to 2.91%, and the rates on home-mortgage loans were at their lowest levels since the 1950s.

Rising bond prices led to strong six-month returns in both the taxable and municipal bond markets. The returns from money market instruments, by contrast, remained vanishingly small. Yields have hovered near

Market Barometer

			Total Returns
		Periods Ended July 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.84%	14.51%	0.02%
Russell 2000 Index (Small-caps)	8.79	18.43	0.47
Dow Jones U.S. Total Stock Market Index	4.48	15.36	0.45
MSCI All Country World Index ex USA (International)	2.26	10.12	4.89

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.85%	8.91%	5.96%
Barclays Capital Municipal Bond Index	4.06	9.15	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.12	2.58

CPI
Consumer Price Index	0.61%	1.24%	2.21%

3

0% since late 2008, when the Federal Reserve Board set its target for short-term interest rates between 0% and 0.25%.

Industrial stocks lifted the index’s return
Following the 2007–2009 financial crisis, many companies tightened their belts, reconfigured balance sheets, and performed well. This year, as the economy has slowly ground into gear, corporate earnings have improved, setting the stage for a dividend recovery.

Despite a few big bumps in the stock market in the spring, the improved earnings climate helped produce solid, if not spectacular, returns across a wide range of sectors. Industrials were notably strong performers, contributing about2 percentage points to the index’s total return. Farm and industrial machinery manufacturers, electrical equipment makers, and industrial conglomerates performed well, buoyed by increased global demand for their products.

Consumer discretionary stocks also were strong contributors, bolstered by double-digit returns from a fast-food chain and discount retailers. Materials, one of the smaller sectors in the index, also helped, thanks to the performance of specialty chemical manufacturers and makers of industrial gases.

Consumer staples, the index’s largest sector—representing about a quarter of its assets, on average—was the fourth-largest contributor for the half-year.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
Dividend Appreciation Index Fund	0.35%	0.23%	1.27%

The fund expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the fund’s annualized expense ratios were 0.31% for Investor Shares and 0.19% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Core Funds.

4

Pockets of strength in industries such as beverages and food distribution were offset by patches of weakness in retailing.

The only index sector that produced a negative return was health care, which has been beset by a variety of product and regulatory challenges.

Diversify your portfolio, and focus on the long term
After an unusually tough stretch for dividend investors, the climate seems to have improved, with many companies announcing increases in their payouts. This is welcome news for investors looking for steady income, especially as yields have shriveled on the traditional— and lower-risk—sources of yield such as bond and money market funds.

While some corporate earnings have bounced back during the past six months, and prices have been creeping higher in fits and starts, the direction of the stock market is never a certainty. And its swings from time to time should not influence your investment strategy.

Regardless of short-term market conditions, we suggest you develop a portfolio that is consistent with your long-term goals, time horizon, and tolerance for the market’s unavoidable peaks and valleys. As always, Vanguard encourages investors to maintain a balanced allocation of low-cost stock, bond, and short-term investments.

While it’s impossible to completely shield yourself from market gyrations, you can cushion your assets from the brunt of wild swings by diversifying your holdings among and within different asset classes. Vanguard Dividend Appreciation Fund, with its low-cost exposure to large-cap, dividend-paying stocks, can play an important role in such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 12, 2010

5

Dividend Appreciation Index Fund

Fund Profile
As of July 31, 2010

Share-Class Characteristics

	Investor		ETF
	Shares		Shares
Ticker Symbol	VDAIX		VIG
Expense Ratio[1]	0.35%		0.23%
30-Day SEC Yield	2.06%		2.18%

Portfolio Characteristics
	Dividend		DJ
	Achievers		U.S. Total
		Select	Market
	Fund	Index	Index
Number of Stocks	142	142	4,101
Median Market Cap	$40.7B	$40.7B	$27.0B
Price/Earnings Ratio	15.1x	15.1x	17.4x
Price/Book Ratio	2.9x	2.9x	2.0x
Return on Equity	25.8%	25.8%	19.0%
Earnings Growth Rate	7.9%	7.9%	6.7%
Dividend Yield	2.6%	2.6%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	2%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
	Dividend		DJ
	Achievers		U.S. Total
		Select	Market
	Fund	Index	Index
Consumer
Discretionary	11.8%	11.8%	11.5%
Consumer Staples	25.3	25.3	10.3
Energy	10.3	10.3	9.6
Financials	6.5	6.5	17.5
Health Care	13.3	13.3	11.0
Industrials	19.5	19.5	11.1
Information
Technology	6.0	6.0	18.7
Materials	5.7	5.7	4.1
Telecommunication
Services	0.2	0.2	2.7
Utilities	1.4	1.4	3.5

Volatility Measures
	Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	Index
R-Squared	1.00	0.93
Beta	1.00	0.79
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
PepsiCo Inc.	Soft Drinks	4.4%
McDonald's Corp.	Restaurants	4.1
Chevron Corp.	Integrated Oil &
	Gas	4.1
International Business	IT Consulting &
Machines Corp.	Other Services	4.0
Coca-Cola Co.	Soft Drinks	4.0
Procter & Gamble Co.	Household
	Products	4.0
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.9
United Technologies	Aerospace &
Corp.	Defense	3.8
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	3.8
Johnson & Johnson	Pharmaceuticals	3.7
Top Ten		39.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2010, the annualized expense ratios were 0.31% for Investor Shares and 0.19% for ETF Shares.

6

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 27, 2006, Through July 31, 2010

Note: For 2011, performance data reflect the six months ended July 31, 2010.

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	4/27/2006	13.39%	-1.23%
ETF Shares	4/21/2006
Market Price		13.51	-1.04
Net Asset Value		13.51	-1.05
For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

7

Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (11.8%)
McDonald’s Corp.	2,366,510	165,017
Target Corp.	1,567,637	80,451
Lowe’s Cos. Inc.	3,513,529	72,871
TJX Cos. Inc.	902,767	37,483
McGraw-Hill Cos. Inc.	690,815	21,201
VF Corp.	251,835	19,978
Stanley Black &
Decker Inc.	340,274	19,743
Ross Stores Inc.	262,361	13,816
H&R Block Inc.	782,793	12,274
Family Dollar Stores Inc.	283,656	11,729
Polaris Industries Inc.	74,959	4,475
John Wiley & Sons Inc.
Class A	109,756	4,322
Wolverine World Wide Inc.	113,613	3,248
Meredith Corp.	79,932	2,538
Matthews
International Corp.
Class A	70,277	2,538
		471,684
Consumer Staples (25.3%)
PepsiCo Inc.	2,734,756	177,513
Coca-Cola Co.	2,922,873	161,079
Procter & Gamble Co.	2,607,443	159,471
Wal-Mart Stores Inc.	2,951,744	151,100
Colgate-Palmolive Co.	1,138,753	89,939
Walgreen Co.	2,247,208	64,158
Archer-Daniels-Midland Co.	1,521,108	41,617
Sysco Corp.	1,342,597	41,580
Avon Products Inc.	966,525	30,088
Clorox Co.	322,575	20,929
JMSmucker Co.	271,296	16,666
Brown-Forman Corp.
Class B	213,919	13,522
Hormel Foods Corp.	297,759	12,780
Church& Dwight Co. Inc.	156,275	10,356
McCormick & Co. Inc.	258,631	10,172

		Market
		Value
	Shares	($000)
Casey’s General
Stores Inc.	118,595	4,536
Lancaster Colony Corp.	61,547	3,195
Tootsie Roll Industries Inc.	85,715	2,163
		1,010,864
Energy (10.3%)
ChevronCorp.	2,134,166	162,645
Exxon Mobil Corp.	2,585,088	154,278
EOG Resources Inc.	590,850	57,608
Murphy Oil Corp.	444,977	24,362
Helmerich & Payne Inc.	209,158	8,477
Holly Corp.	109,655	2,931
		410,301
Financials (6.5%)
Franklin Resources Inc.	538,708	54,183
Aflac Inc.	975,357	47,978
ChubbCorp.	754,681	39,719
T Rowe Price Group Inc.	598,174	28,850
Eaton Vance Corp.	261,371	7,831
SEI Investments Co.	401,415	7,699
Transatlantic Holdings Inc.	150,731	7,207
Cullen/Frost Bankers Inc.	129,952	7,175
Commerce
Bancshares Inc.	178,817	7,001
HCC Insurance
Holdings Inc.	261,596	6,833
Brown & Brown Inc.	321,073	6,428
Wesco Financial Corp.	15,652	5,305
Federated Investors Inc.
Class B	246,709	5,235
StanCorp Financial
Group Inc.	106,563	4,016
Prosperity Bancshares Inc.	104,822	3,551
Westamerica
Bancorporation	63,735	3,426
UMBFinancial Corp.	88,030	3,312
RLICorp.	49,620	2,754
First Financial
Bankshares Inc.	47,927	2,349

8

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
Bank of the Ozarks Inc.	37,921	1,420
Bancfirst Corp.	31,989	1,317
Republic Bancorp Inc.
Class A	51,304	1,271
Tompkins Financial Corp.	24,845	1,037
First Financial Corp.	31,771	901
SY Bancorp Inc.	31,391	783
Southside Bancshares Inc.	37,671	714
WSFS Financial Corp.	15,666	595
		258,890
Health Care (13.3%)
Johnson & Johnson	2,520,252	146,401
Abbott Laboratories	2,904,666	142,561
Medtronic Inc.	2,487,890	91,977
Stryker Corp.	822,778	38,317
Becton Dickinson and Co.	554,068	38,120
Cardinal Health Inc.	809,058	26,108
CR Bard Inc.	210,397	16,523
DENTSPLY
International Inc.	349,880	10,503
Beckman Coulter Inc.	152,291	6,980
Teleflex Inc.	81,863	4,639
Owens& Minor Inc.	147,866	4,021
West Pharmaceutical
Services Inc.	79,731	2,897
Meridian Bioscience Inc.	98,435	1,891
		530,938
Industrials (19.5%)
United Technologies Corp.	2,129,811	151,430
3MCo.	1,606,739	137,440
Caterpillar Inc.	1,423,988	99,323
Emerson Electric Co.	1,702,976	84,365
General Dynamics Corp.	857,676	52,533
Illinois Tool Works Inc.	1,192,126	51,857
CH Robinson
Worldwide Inc.	386,705	25,213
Parker Hannifin Corp.	342,861	21,299
Expeditors International
of Washington Inc.	478,295	20,395
Dover Corp.	403,997	19,380
WW Grainger Inc.	162,127	18,160
Fastenal Co.	328,423	16,119
Roper Industries Inc.	215,181	13,449
Cintas Corp.	357,001	9,446
Donaldson Co. Inc.	185,227	8,793
Pentair Inc.	227,995	7,797
Nordson Corp.	79,844	5,034
Carlisle Cos. Inc.	135,832	4,575
Graco Inc.	134,670	4,252
Harsco Corp.	183,351	4,246
CLARCORInc.	110,296	4,138
Brady Corp. Class A	113,694	3,162
AO Smith Corp.	57,598	3,149
ABMIndustries Inc.	123,376	2,677

		Market
		Value
	Shares	($000)
Franklin Electric Co. Inc.	56,158	1,727
Tennant Co.	45,679	1,714
Raven Industries Inc.	45,579	1,597
Universal Forest
Products Inc.	47,251	1,463
Badger Meter Inc.	35,672	1,397
Gorman-Rupp Co.	39,700	1,189
		777,319
Information Technology (6.0%)
International Business
Machines Corp.	1,258,400	161,579
Automatic Data
Processing Inc.	1,179,301	48,670
Linear Technology Corp.	559,721	17,844
Factset Research
Systems Inc.	109,136	8,185
Jack Henry &
Associates Inc.	197,935	5,027
		241,305
Materials (5.7%)
Praxair Inc.	701,958	60,944
Air Products &
Chemicals Inc.	483,302	35,078
Nucor Corp.	755,518	29,571
Ecolab Inc.	533,263	26,082
Sherwin-WilliamsCo.	249,288	17,238
Sigma-Aldrich Corp.	283,808	15,922
Martin Marietta
Materials Inc.	109,678	9,367
Albemarle Corp.	199,883	8,719
Bemis Co. Inc.	251,776	7,543
Valspar Corp.	218,876	6,875
Aptargroup Inc.	150,298	6,473
HBFuller Co.	117,560	2,403
Stepan Co.	22,904	1,512
		227,727
Telecommunication Services (0.2%)
Telephone &
Data Systems Inc.	119,137	4,066
Atlantic Tele-Network Inc.	38,276	1,711
Shenandoah
Telecommunications Co.	63,110	1,230
		7,007
Utilities (1.4%)
National Fuel Gas Co.	177,872	8,547
MDU Resources
Group Inc.	431,600	8,524
Energen Corp.	158,697	7,052
UGI Corp.	235,259	6,343
Aqua America Inc.	315,783	6,155
Questar Corp.	362,102	5,957
New Jersey
Resources Corp.	95,288	3,557

9

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
South Jersey
Industries Inc.	66,105	3,088
Northwest Natural Gas Co.	61,068	2,895
California Water
Service Group	47,214	1,678
American States Water Co.	44,091	1,556
SJW Corp.	42,400	1,055
		56,407
Total Common Stocks
(Cost $3,847,747)		3,992,442
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 0.297%
(Cost $994)	994,287	994
Total Investments (100.0%)
(Cost $3,848,741)		3,993,436
Other Assets and Liabilities (0.0%)
Other Assets		6,979
Liabilities		(8,893)
		(1,914)
Net Assets (100%)		3,991,522

At July 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	4,033,965
Undistributed Net Investment Income	6,234
Accumulated Net Realized Losses	(193,372)
Unrealized Appreciation (Depreciation)	144,695
Net Assets	3,991,522

Investor Shares—Net Assets
Applicable to 47,176,430 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	884,345
Net Asset Value Per Share—
Investor Shares	$18.75

ETF Shares—Net Assets
Applicable to 66,331,287 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,107,177
Net Asset Value Per Share—
ETF Shares	$46.84

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Dividend Appreciation Index Fund

Statement of Operations

Six Months Ended
July 31, 2010
($000)
Investment Income
Income
Dividends	43,424
Interest[1]	3
Security Lending	4
Total Income	43,431
Expenses
The Vanguard Group—Note B
Investment Advisory Services	118
Management and Administrative—Investor Shares	1,054
Management and Administrative—ETF Shares	2,070
Marketing and Distribution—Investor Shares	92
Marketing and Distribution—ETF Shares	323
Custodian Fees	56
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—ETF Shares	30
Trustees’ Fees and Expenses	2
Total Expenses	3,754
Net Investment Income	39,677
Realized Net Gain (Loss) on Investment Securities Sold	20,746
Change in Unrealized Appreciation (Depreciation) of Investment Securities	10,985
Net Increase (Decrease) in Net Assets Resulting from Operations	71,408
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2010	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,677	39,729
Realized Net Gain (Loss)	20,746	31,626
Change in Unrealized Appreciation (Depreciation)	10,985	294,047
Net Increase (Decrease) in Net Assets Resulting from Operations	71,408	365,402
Distributions
Net Investment Income
Investor Shares	(7,357)	(10,294)
ETF Shares	(28,783)	(28,500)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(36,140)	(38,794)
Capital Share Transactions
Investor Shares	261,424	133,342
ETF Shares	1,163,804	880,312
Net Increase (Decrease) from Capital Share Transactions	1,425,228	1,013,654
Total Increase (Decrease)	1,460,496	1,340,262
Net Assets
Beginning of Period	2,531,026	1,190,764
End of Period[1]	3,991,522	2,531,026
1 Net Assets—End of Period includes undistributed net investment income of $6,234,000 and $2,697,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

	Six Months Ended July 31, 2010				April 27, 2006[1], to Jan. 31, 2007

		Year Ended January 31,
For a Share Outstanding Throughout Each Period		2010	2009	2008
Net Asset Value, Beginning of Period	$18.33	$14.79	$21.40	$21.84	$20.05
Investment Operations
Net Investment Income	.189	.369	.387	.325	.214
Net Realized and Unrealized Gain (Loss)
on Investments	.409	3.543	(6.614)	(.438)	1.782
Total from Investment Operations	.598	3.912	(6.227)	(.113)	1.996
Distributions
Dividends from Net Investment Income	(.178)	(.372)	(.383)	(.327)	(.206)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.178)	(.372)	(.383)	(.327)	(.206)
Net Asset Value, End of Period	$18.75	$18.33	$14.79	$21.40	$21.84

Total Return[2]	3.26%	26.80%	-29.48%	-0.58%	10.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$884	$613	$386	$357	$163
Ratio of Total Expenses to
Average Net Assets	0.31%[3]	0.35%	0.36%	0.40%	0.40%[3]
Ratio of Net Investment Income to
Average Net Assets	2.17%[3]	2.24%	2.25%	1.56%	1.53%[3]
Portfolio Turnover Rate[4]	2%[3]	20%	34%	17%	21%
1 Inception.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

	Six Months Ended July 31, 2010				April 21, 2006[1], to Jan. 31, 2007

		Year Ended January 31,
For a Share Outstanding Throughout Each Period		2010	2009	2008
Net Asset Value, Beginning of Period	$45.81	$36.96	$53.48	$54.60	$49.94
Investment Operations
Net Investment Income	.498	.973	1.032	.873	.555
Net Realized and Unrealized Gain (Loss)
on Investments	1.007	8.856	(16.526)	(1.120)	4.631
Total from Investment Operations	1.505	9.829	(15.494)	(.247)	5.186
Distributions
Dividends from Net Investment Income	(.475)	(.979)	(1.026)	(.873)	(.526)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.475)	(.979)	(1.026)	(.873)	(.526)
Net Asset Value, End of Period	$46.84	$45.81	$36.96	$53.48	$54.60

Total Return	3.29%	26.95%	-29.38%	-0.51%	10.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,107	$1,918	$805	$302	$111
Ratio of Total Expenses to
Average Net Assets	0.19%[2]	0.23%	0.24%	0.28%	0.28%[2]
Ratio of Net Investment Income to
Average Net Assets	2.29%[2]	2.36%	2.37%	1.68%	1.65%[2]
Portfolio Turnover Rate[3]	2%[2]	20%	34%	17%	21%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and for the period ended July 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

15

Dividend Appreciation Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2010, the fund had contributed capital of $721,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At July 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2010, the fund realized $17,170,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2010, the fund had available capital loss carryforwards totaling $169,000,000 to offset future net capital gains of $609,000 through January 31, 2016, $22,242,000 through January 31, 2017, and $146,149,000 through January 31, 2018. In addition, the fund realized losses of $25,865,000 during the period from November 1, 2009, through January 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

16

Dividend Appreciation Index Fund

At July 31, 2010, the cost of investment securities for tax purposes was $3,848,741,000. Net unrealized appreciation of investment securities for tax purposes was $144,695,000, consisting of unrealized gains of $256,648,000 on securities that had risen in value since their purchase and $111,953,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2010, the fund purchased $1,541,735,000 of investment securities and sold $114,798,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2010	January 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	307,918	16,213	227,145	13,195
Issued in Lieu of Cash Distributions	6,868	365	9,119	557
Redeemed	(53,362)	(2,822)	(102,922)	(6,443)
Net Increase (Decrease)—Investor Shares	261,424	13,756	133,342	7,309
ETF Shares
Issued	1,235,475	26,048	1,178,556	26,816
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(71,671)	(1,600)	(298,244)	(6,700)
Net Increase (Decrease)—ETF Shares	1,163,804	24,448	880,312	20,116

G. In preparing the financial statements as of July 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

17

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

18

Six Months Ended July 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	1/31/2010	7/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,032.58	$1.56
ETF Shares	1,000.00	1,032.89	0.96
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.26	$1.56
ETF Shares	1,000.00	1,023.85	0.95
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.19% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

19

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Appreciation Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management since the fund’s inception in 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since inception, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

21

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education of
of The Vanguard Group since 2008; Chief Executive	the University of Pennsylvania; Director of Carnegie
Officer and President of The Vanguard Group and of	Corporation of New York, Schuylkill River Development
each of the investment companies served by The	Corporation, and Greater Philadelphia Chamber of
Vanguard Group since 2008; Director of Vanguard	Commerce; Trustee of the National Constitution Center;
Marketing Corporation; Managing Director of The	Chair of the Presidential Commission for the Study of
Vanguard Group (1995–2008).	Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer since
Born 1948. Trustee Since January 2008. Principal	2006 (retired 2008) and Member of the Executive
Occupation(s) During the Past Five Years: Executive	Committee (retired 2008) of Johnson & Johnson
Chief Staff and Marketing Officer for North America	(pharmaceuticals/consumer products); Vice President
and Corporate Vice President (retired 2008) of Xerox	and Chief Information Officer of Johnson & Johnson
Corporation (document management products and	(1997–2005); Director of the University Medical Center
services); Director of SPX Corporation (multi-industry	at Princeton and Women’s Research and Education
manufacturing), the United Way of Rochester,	Institute; Member of the Advisory Board of the
Amerigroup Corporation (managed health care),	Maxwell School of Citizenship and Public Affairs
the University of Rochester Medical Center, and	at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory Council
Board of Managers of Delphi Automotive LLP	for the College of Arts and Letters at the University of
(automotive components).	Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the Federal	General Counsel of The Vanguard Group since 2005;
Reserve Bank of Cleveland; Trustee of The Cleveland	Secretary of The Vanguard Group and of each of the
Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	R. Gregory Barton	Michael S. Miller
Director of Corning Incorporated and Dow Corning;	Mortimer J. Buckley	James M. Norris
Trustee of the Corning Incorporated Foundation and	Kathleen C. Gubanich	Glenn W. Reed
the Corning Museum of Glass; Overseer of the	Paul A. Heller	George U. Sauter
Amos Tuck School of Business Administration at
Dartmouth College.
Chairman Emeritus and Senior Advisor

Executive Officers	John J. Brennan
Chairman, 1996–2009
Glenn Booraem	Chief Executive Officer and President, 1996–2008
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	Founder
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Direct Investor Account Services > 800-662-2739	and has been licensed for use by The Vanguard Group,
Institutional Investor Services > 800-523-1036	Inc. Vanguard mutual funds are not sponsored,
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With Hearing Impairment > 800-749-7273	makes no representation regarding the advisability of
investing in the funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6022 092010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 23, 2010

VANGUARD SPECIALIZED FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 23, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, is Incorporated by Reference.